UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]    Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
 [X]    Definitive Proxy Statement
 [ ]    Definitive Additional Materials
 [ ]    Soliciting Material Pursuant to [SEC]240.14a-12

                (Name of Registrant as Specified In Its Charter)

                              RYDEX VARIABLE TRUST

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)   Title of each class of securities to which transaction applies:

          (2)   Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)   Proposed maximum aggregate value of transaction:

          (5)   Total fee paid:

 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)   Amount Previously Paid:

          (2)   Form, Schedule or Registration Statement No.:

          (3)   Filing Party:

          (4)   Date Filed:

                            RYDEX VARIABLE TRUST

Dear Insurance Product Owner and Shareholder:

    I am writing you on an important matter relating to the Rydex family of funds (the "Funds"). On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of PADCO Advisors II, Inc., the Funds' investment adviser that operates under the name Rydex Investments (the "Investment Adviser"), and certain of SBHC's affiliates entered into agreements with an investor group led by Guggenheim Partners, LLC (the "Purchaser"). Under the agreements, the Purchaser will acquire control of the Investment Adviser and affiliates. Guggenheim Partners, LLC is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision.

    This transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, for legal reasons, this transaction will have the effect of terminating the Funds' investment advisory agreements with the Investment Adviser and any sub-advisory agreement.

    Accordingly, by this joint proxy statement, we are requesting that you vote to approve substantially identical investment advisory agreements and, as applicable, sub-advisory agreements to take the place of the current agreements, so that the Investment Adviser and, as applicable, any sub-adviser may continue to manage the Funds.

    In addition, we are requesting that you vote to approve a change to each Fund's "fundamental investment policy" on borrowing money, which currently is more prohibitive than necessary.

    The Funds are available as investment options under variable annuity contracts and variable life insurance policies ("insurance products").

    A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for April 23, 2010 to vote on these matters. If you are an insurance product owner or shareholder of record of any of the Funds as of the close of business on February 24, 2010, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own an insurance product or Fund shares.

    Pursuant to these materials, you are being asked to approve proposals for the Funds, as listed above. Please note that you may receive similar materials if you own shares of other funds in the Rydex|SGI fund complex asking you to approve proposals for the other funds.

    You can vote in one of four ways:

    o By mail with the enclosed proxy card -- be sure to sign, date and return it in the enclosed postage-paid envelope,

    o Through the web site listed in the proxy voting instructions,

    o By telephone using the toll-free number listed in the proxy voting instructions, or

    o In person at the shareholder meeting on April 23, 2010.

    We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider these proposals and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

    Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to Rydex Variable Trust prior to the Meeting, or by voting in person at the Meeting.

    We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                 Sincerely,

                                 /s/ Richard M. Goldman

                                 Richard M. Goldman
                                 President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                    VERY IMPORTANT NEWS FOR SHAREHOLDERS

    By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning your investment in the Rydex family of funds (the "Funds").

    The first two proposals relate to actions that need to be taken in response to an impending change in control of PADCO Advisors II, Inc., which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"). This change in control affects the Funds' advisory agreement with the Investment Adviser and the Investment Adviser's sub-advisory agreement with CLS Investments, LLC ("CLS"), the sub-adviser to certain Funds.

    The third proposal relates to a proposed change in each Fund's ability to borrow money. Each Fund has a "fundamental investment policy" on borrowing that is more prohibitive than necessary and than applicable law requires. Thus, the third proposal seeks to amend the current fundamental investment policy on borrowing money in order to provide the Funds with the maximum possible amount of flexibility to engage in borrowing activity, including borrowing for investment purposes (a certain type of leverage), consistent with current law and with the Funds' investment strategies and objectives.

Q.  WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

    Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser, and certain of SBHC's affiliates have entered into agreements with an investor group led by Guggenheim Partners, LLC (the "Purchaser"). Guggenheim Partners, LLC is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Under the agreements, the Purchaser will acquire control of the Investment Adviser and affiliates (the "Transaction").

    The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. However, the Transaction will result in a change in control of the Investment Adviser within the meaning of the 1940 Act. This will, in turn, result in the termination of the current investment advisory agreements between the Investment Adviser and each of the Funds (the "Current Investment Advisory Agreements"). In addition, the transaction will result in the termination of each of the current sub-advisory agreements between the Investment Adviser and CLS, with respect to certain Funds (the "Current Sub-Advisory Agreements" and, together with the Current Investment Advisory Agreements, the "Current Agreements").

    At a Special Meeting of the Board of Trustees of Rydex Variable Trust (the "Board") held on January 28, 2010, the Board considered and voted in favor of new investment advisory agreements between the Investment Adviser and each of the Funds (the "New Investment Advisory Agreements"), as well as new sub-advisory agreements between the Investment Adviser and CLS, with respect to certain Funds (the "New Sub-Advisory Agreements" and, together with the New Investment Advisory Agreements, the "New Agreements"), pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Investment Adviser will continue to serve as investment adviser to each Fund and CLS will continue to serve as sub-adviser to certain Funds after the completion of the Transaction. The fees charged by each of the Investment Adviser and CLS (collectively, the "Advisers") for their services to the Funds under each New Agreement will be the same as their fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

    With respect to the third proposal, the 1940 Act requires shareholder approval to amend "fundamental investment policies" adopted by the Funds. Each Fund currently has in place a fundamental investment policy on its ability to borrow money. Borrowed money can be used to cover large and unexpected redemption orders or to leverage a Fund's portfolio, thereby potentially amplifying its gains and losses. Each Fund's current fundamental investment policy on borrowing money, however, is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. Upon a request from management of the Funds, the Board has reviewed each Fund's fundamental investment policy on borrowing money and has recommended a change intended to simplify and modernize the policy. In general, the proposed change provides the Funds the maximum flexibility to engage in borrowing activity, including borrowing for investment purposes, consistent with current applicable law and with the Funds' investment strategies and objectives. The proposal to amend each Fund's fundamental investment policy on borrowing money is unrelated to the Transaction.

Q.  WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Advisers, the fees payable to the Advisers and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory and sub-advisory services provided to each Fund, as applicable, due to the change in control.

Q.  WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Purchaser will also acquire control of certain of the Funds' other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc., which serves as the principal underwriter/distributor to the Funds, and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the change in control.

Q.  WILL MY FUND'S FEES FOR INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES
    INCREASE?

A. No. The fee rates under the New Agreements are identical to those under the Current Agreements.

Q. WHAT EFFECT WILL THE PROPOSED CHANGE TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY HAVE ON THE FUNDS?

A. While this proposal is intended to provide the Investment Adviser and CLS, as applicable, with greater flexibility in managing each Fund's borrowing activity, a Fund would continue to be managed subject to limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund's registration statement.

    Although the change would expand the ability of the Funds to borrow for investment purposes, the Advisers do not intend to materially increase the borrowing level of any Fund in the near future, and therefore believe that the proposed changes will not materially affect the investment risks currently associated with any Fund. To the extent a Fund expands its level of borrowing for investment purposes, which could be done without additional shareholder approval if the proposal is approved, the value of the Fund's shares may be more volatile than if the Fund did not borrow.

    Should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.

Q.  WHO IS ASKING FOR MY VOTE?

    The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on April 23, 2010 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.  WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund assuming that the Transaction is completed.

Q.  WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, each proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.  I'M AN INSURANCE PRODUCT OWNER. HOW WILL MY VOTE BE COUNTED?

A. As a variable annuity contract or variable life insurance policy owner of record at the close of business on the record date, you have the right to instruct the life insurance company that issued your product as to how the shares of the Fund(s) attributable to your product should be voted. If no voting instructions are received, the life insurance company will vote the shares attributable to your product in proportion ("for" or "withhold authority") to those shares for which instructions are received. As a result, a small number of product owners could determine the outcome of the vote if other product owners fail to vote.

Q.  HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.  WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

    Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to Rydex Variable Trust prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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                       This page intentionally left blank.

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON APRIL 23, 2010

    Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex Variable Trust (the "Trust") and each of its respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Trust's offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET for the purposes listed below:

PROPOSAL                                          SHAREHOLDERS SOLICITED TO VOTE

1.  THE APPROVAL OF A NEW INVESTMENT                        ALL FUNDS
    ADVISORY AGREEMENT BETWEEN THE TRUST
    AND PADCO ADVISORS II, INC., WITH RESPECT
    TO EACH FUND

2.  THE APPROVAL OF A NEW SUB-ADVISORY                    AMERIGO FUND
    AGREEMENT BETWEEN PADCO ADVISORS II,                  BEROLINA FUND
    INC. AND CLS INVESTMENTS, LLC, WITH                   CLERMONT FUND
    RESPECT TO CERTAIN FUNDS

3.  THE APPROVAL OF A CHANGE TO THE                        ALL FUNDS
    FUNDAMENTAL INVESTMENT POLICY ON
    BORROWING MONEY, WITH RESPECT TO
    EACH FUND

4.  TO TRANSACT SUCH OTHER BUSINESS AS MAY
    PROPERLY COME BEFORE THE MEETING

    After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote "FOR" Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3.

    Variable annuity contract or variable life insurance policy ("insurance products") owners or shareholders of record at the close of business on February 24, 2010 are entitled to notice of, and to vote at, the Meeting, even if such insurance product owners or shareholders no longer own such products or shares. You are invested in a Fund through the insurance products that you own.

    We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written

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

notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

                                             By Order of the Board of Trustees,

                                             /s/ Richard M. Goldman

                                             Richard M. Goldman
                                             President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING
                                ON APRIL 23, 2010

    All-Cap Opportunity Fund            Government Long Bond 1.2x                Real Estate Fund
                                             Strategy Fund                        Retailing Fund
Alternative Strategies Allocation                                           Russell 2000(R) 1.5x Strategy
              Fund                          Health Care Fund                           Fund
          Amerigo Fund                        Internet Fund
          Banking Fund                 Inverse Dow 2x Strategy Fund        Russell 2000(R) 2x Strategy Fund
       Basic Materials Fund          Inverse Government Long Bond             S&P 500 2x Strategy Fund
          Berolina Fund                     Strategy Fund                     S&P 500 Pure Growth Fund
       Biotechnology Fund            Inverse Mid-Cap Strategy Fund             S&P 500 Pure Value Fund
         Clermont Fund              Inverse NASDAQ-100(R) Strategy           S&P MidCap 400 Pure Growth
                                                Fund                                   Fund
    Commodities Strategy Fund      Inverse Russell 2000(R) Strategy          S&P MidCap 400 Pure Value
      Consumer Products Fund                   Fund                                    Fund
        Dow 2x Strategy Fund          Inverse S&P 500 Strategy                  S&P SmallCap 600 Pure
        Electronics Fund                        Fund                                 Growth Fund
          Energy Fund                    Japan 2x Strategy Fund              S&P SmallCap 600 Pure Value
      Energy Services Fund                   Leisure Fund                              Fund
   All-Asset Aggressive Strategy        Managed Futures Strategy               Strengthening Dollar 2x
     Fund (formerly, Essential                  Fund                                Strategy Fund
     Portfolio Aggressive Fund)
  All-Asset Conservative Strategy     Mid-Cap 1.5x Strategy Fund                   Technology Fund
     Fund (formerly, Essential       Multi-Cap Core Equity Fund                Telecommunications Fund
    Portfolio Conservative Fund)     Multi-Hedge Strategies Fund                 Transportation Fund
     All-Asset Moderate Strategy       NASDAQ-100(R) 2x Strategy                U.S. Government Money
      Fund (formerly, Essential                 Fund                                  Market Fund
     Portfolio Moderate Fund)             NASDAQ-100(R) Fund                         Utilities Fund
    Europe 1.25x Strategy Fund                 Nova Fund                     Weakening Dollar 2x Strategy
       Financial Services Fund            Precious Metals Fund                          Fund

                                TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS ....................................................    3
    Approval of New Investment Advisory and Sub-Advisory Agreements
    (Proposals 1 - 2) ........................................................    3
    Approval of a Change to the Funds' Fundamental Investment Policy on
    Borrowing (Proposal 3) ...................................................    3
    Information Regarding the Change in Control of the Investment Adviser ....    4
    Section 15(f) of the 1940 Act ............................................    6
    Approval of the New Agreements by the Board ..............................    6
    Board Considerations in Approving the New Agreements .....................    7
    New Investment Advisory Agreements .......................................    8
    New Sub-Advisory Agreements ..............................................   11

PROPOSAL 1 - THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS ..............   14
    The Investment Adviser ...................................................   14
    Material Terms of the New Investment Advisory Agreements .................   15

BOARD RECOMMENDATION ON PROPOSAL 1 ...........................................   16

PROPOSAL 2 - THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS .....................   18
    Information About CLS ....................................................   19
    Material Terms of the CLS Sub-Advisory Agreement .........................   19

BOARD RECOMMENDATION ON PROPOSAL 2 ...........................................   20

PROPOSAL 3 - THE APPROVAL OF A CHANGE TO THE
FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY .............................   21
    Proposed New Fundamental Investment Policy ...............................   21
    Discussion of Proposed Modification ......................................   23

BOARD RECOMMENDATION ON PROPOSAL 3 ...........................................   24

OTHER BUSINESS ...............................................................   25

ADDITIONAL INFORMATION .......................................................   25
   Administrator, Principal Underwriter and Transfer Agent ...................   25
   Affiliations and Affiliated Brokerage .....................................   25
   Other Information .........................................................   25
   Voting Information ........................................................   25
   Shareholder Proposals .....................................................   28

                                   APPENDICES

Appendix A    FORM OF INVESTMENT ADVISORY AGREEMENT .........................   A-1

Appendix B    INFORMATION REGARDING THE INVESTMENT
              ADVISORY AGREEMENTS AND FEES PAID TO THE
              INVESTMENT ADVISER AND AFFILIATES .............................   B-1

Appendix C    DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS ......................   C-1

Appendix D-1  ADVISORY FEE RATES OF FUNDS WITH SIMILAR
              INVESTMENT OBJECTIVES ADVISED BY PADCO
              ADVISORS, INC. AND PADCO ADVISORS II, INC. .................... D-1-1

Appendix D-2  ADVISORY FEE RATES OF FUNDS WITH SIMILAR
              INVESTMENT OBJECTIVES ADVISED OR
              SUB-ADVISED BY CLS INVESTMENTS, LLC ........................... D-2-1

Appendix E    FORM OF SUB-ADVISORY AGREEMENT
              WITH CLS INVESTMENTS, LLC .....................................   E-1

Appendix F    INFORMATION REGARDING THE SUB-ADVISORY
              AGREEMENT WITH CLS INVESTMENTS, LLC AND
              FEES PAID TO THE SUB-ADVISER ..................................   F-1

Appendix G    OUTSTANDING SHARES ............................................   G-1

Appendix H    BENEFICIAL OWNERS OF MORE THAN 5%
              OF EACH FUND ..................................................   H-1

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                              JOINT PROXY STATEMENT
                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

    This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Rydex Variable Trust (the "Trust"). The proxies are being solicited for use at a special joint meeting of shareholders of the Trust to be held at the Trust's offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any and all adjournments or postponements thereof (the "Meeting").

    The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Trust listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") with respect to the following proposals (the "Proposals") as follows:

PROPOSAL                                          SHAREHOLDERS SOLICITED TO VOTE

1. THE APPROVAL OF A NEW INVESTMENT                          ALL FUNDS
   ADVISORY AGREEMENT BETWEEN THE TRUST
   AND PADCO ADVISORS II, INC., WITH RESPECT
   TO EACH FUND

2. THE APPROVAL OF A NEW SUB-ADVISORY                      AMERIGO FUND
   AGREEMENT BETWEEN PADCO ADVISORS II,                    BEROLINA FUND
   INC. AND CLS INVESTMENTS, LLC, WITH                     CLERMONT FUND
   RESPECT TO CERTAIN FUNDS

3. THE APPROVAL OF A CHANGE TO THE                           ALL FUNDS
   FUNDAMENTAL INVESTMENT POLICY ON
   BORROWING MONEY, WITH RESPECT TO
   EACH FUND

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING

    This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about March 22, 2010.

    The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

    You are entitled to vote at the Meeting of each Fund of which you are a variable annuity contract or variable life insurance policy ("insurance products") owner or shareholder as of the close of business on February 24, 2010 (the "Record Date"). Shares of the Funds are available primarily for insurance products. The Trust is soliciting voting instructions from insurance product owners and shareholders invested in each Fund in connection with the Proposals, as applicable. For ease of reference, throughout this Joint Proxy Statement, insurance product owners may be referred to as "shareholders" of a Fund.

    If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at 1-877-864-5058.

              IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
             MATERIALS FOR THE MEETING TO BE HELD ON APRIL 23, 2010

    This Joint Proxy Statement is available at www.proxyonline.com/docs/ rydexSGI4.pdf. In addition, shareholders can find important information about each Fund in the Fund's annual report, dated December 31, 2009, including financial reports for the fiscal year ended December 31, 2009, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trust, or by calling the telephone number shown on the front page of this Joint Proxy Statement.

                            OVERVIEW OF THE PROPOSALS

         APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
                                (PROPOSALS 1 - 2)

    The Proposals 1 and 2 relate to actions that need to be taken in response to an impending change in control of PADCO Advisors II, Inc., which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"). In addition, the transaction affects the sub-advisory agreements with CLS Investments, LLC ("CLS"), the sub-adviser to certain Funds. For purposes of this Joint Proxy Statement, the term "Advisers" collectively refers to the Investment Adviser and CLS.

    The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, such as the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

    Upon completion of a transaction involving the Investment Adviser, which is discussed in more detail below, the Funds' current investment advisory agreements with the Investment Adviser will be terminated. In addition, the transaction will result in the termination of the current sub-advisory agreements between the Investment Adviser and CLS, with respect to Amerigo Fund, Berolina Fund and Clermont Fund (the "Sub-Advised Funds"). Accordingly, Proposal 1 relates to the approval by shareholders of new investment advisory agreements between the Investment Adviser and the Funds (the "New Investment Advisory Agreements"). Similarly, Proposal 2 relates to the approval by shareholders of new sub-advisory agreements between the Investment Adviser and CLS, with respect to the Sub-Advised Funds (the "New Sub-Advisory Agreements" and, together with the New Investment Advisory Agreements, the "New Agreements").

       APPROVAL OF A CHANGE TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON
                             BORROWING (PROPOSAL 3)

    In addition to considering the New Agreements in Proposals 1 and 2, shareholders of the Funds also are being asked to consider the approval of a change to each Fund's current fundamental investment policy on borrowing money. The 1940 Act requires that a fund adopt a fundamental investment policy on borrowing. Under the 1940 Act, any change to a fundamental investment policy must be approved by shareholders of the fund. Each Fund's current fundamental investment policy on borrowing money is more restrictive than the 1940 Act requires, unnecessarily limiting investment strategies. Accordingly, Proposal 3 seeks approval of a change to each Fund's fundamental investment policy on borrowing money in order to permit a Fund to engage in borrowing money consistent with applicable law. Proposal 3 is unrelated to Proposals 1 and 2.

  FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
     "FOR" THE APPROVAL OF THE NEW AGREEMENTS AND CHANGE TO THE FUNDAMENTAL
                      INVESTMENT POLICY ON BORROWING MONEY.

      INFORMATION REGARDING THE CHANGE IN CONTROL OF THE INVESTMENT ADVISER

    On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser, and certain of SBHC's affiliates (collectively, "SecBen") entered into agreements with Guggenheim SBC Holdings LLC ("Purchaser"), a special purpose entity managed by Guggenheim Partners, LLC ("Guggenheim"), which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC. Under the agreements, the Purchaser will acquire control of the Investment Adviser and affiliates (the "Transaction").

    The final form of the Purchaser's controlling stake in the Investment Adviser and affiliates will depend upon whether certain conditions are satisfied. In the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in Security Benefit Corporation ("SBC"), a wholly-owned subsidiary of SBHC and the parent company of the Investment Adviser and affiliates (the "Purchase Transaction"); or, (b) if the Purchase Transaction is terminated for any reason other than a breach of the related agreement by the Purchaser or the failure to meet a specific closing condition relating to execution of employment agreements by certain employees of the SBC group of companies, a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser and certain affiliates (the "Contingent Asset Management Purchase and Sale").

    In anticipation of the Transaction, the parties have entered into an interim recapitalization transaction in which the Purchaser has made a secured loan to SBC. Upon the closing of the Purchase Transaction, the Purchaser will make a capital contribution to SBC and the secured loan will convert into equity in SBC and SBHC will transfer all of the issued and outstanding shares of capital stock of SBC to the Purchaser. The Purchase Transaction is conditioned on the approval of a corporate restructuring called a demutualization pursuant to which the insurance policyholders who presently own SBHC are expected to receive cash payments or policy credits in connection with the cancellation of their ownership interests. In the event that the Contingent Asset Management Purchase and Sale occurs following termination of the Purchase Transaction, SBC will receive a senior unsecured note from the Purchaser and have certain debt extinguished, and the Purchaser will receive all of the issued and outstanding membership interests of each entity in SBC's asset management business, which includes the Investment Adviser and certain affiliates.

    The Transaction should not result in material changes to the day-to-day management and operations of the Funds. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, the Transaction will result in a "change in control" of the Investment Adviser within the meaning of the 1940 Act. This will automatically terminate each of the current investment advisory agreements between the Investment Adviser and the Funds (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements") and the current sub-advisory agreements between the Investment Adviser and CLS, with respect to the Sub-Advised Funds (each, a "Current Sub-Advisory Agreement" and collectively, the "Current Sub-Advisory Agreements") (together, the Current Investment Advisory and Current Sub-Advisory Agreements are referred to as the "Current Agreements").

    In addition, the Purchaser will acquire control of certain of the Funds' other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc., which serves as the principal underwriter/distributor to the Funds, and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction.

    Completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of the members of SBHC to the extent required by applicable law in order to effect the demutualization transaction described above.

    While the parties expect the Transaction to be completed by May 31, 2010, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short-and long-term options permitted by law, which include interim investment advisory agreements with the Investment Adviser and reorganization or liquidation of the Fund(s).

                          SECTION 15(f) OF THE 1940 ACT

    Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the Funds to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any Fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

    Consistent with the conditions of Section 15(f), SecBen and the Purchaser have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Adviser represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

                  APPROVAL OF THE NEW AGREEMENTS BY THE BOARD

    At a Special Meeting of the Board held on January 28, 2010 (the "January 2010 Meeting"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the New Agreements (the "Independent Trustees"), were present, the Board considered and voted in favor of the New Agreements, pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Advisers will continue to serve each Fund, as applicable, after the completion of the Transaction. Each Adviser's rate of fees for its services to each Fund under a New Agreement, as applicable, will be the same as its fees under the Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements. As a result, in reviewing the New Agreements at the January 2010 Meeting, the Board also considered its review of relevant materials relating to the Current Agreements at the annual renewal meeting on August 25, 2009 (the "2009 Renewal Meeting").

              BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

    Prior to the January 2010 Meeting, representatives of SecBen informed the Board that it was in discussions with Guggenheim regarding a potential arrangement pursuant to which an investor group led by Guggenheim would acquire control of the Investment Adviser and affiliates. With respect to the Transaction, the Board reviewed materials received from SecBen and Guggenheim, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim, including, but not limited to: (a) certain representations concerning Guggenheim's financial condition, (b) information regarding Guggenheim's affiliated investment advisers, (c) information regarding Guggenheim's litigation and regulatory matters, including representations that there were no material matters, and (d) potential conflicts of interest. SecBen and Guggenheim also provided the Board with presentations that discussed the Transaction and intentions for the business, operations and personnel of the Investment Adviser after the closing of the Transaction.

    In considering the New Agreements at the January 2010 Meeting, the Board determined that the New Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Adviser and CLS that was provided in connection with the 2009 Renewal Meeting. The Trustees noted that, at the 2009 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds.

    At the 2009 Renewal Meeting, the Trustees, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the quality of the Advisers' investment advisory and other services; (b) the Advisers' investment management personnel; (c) the Advisers' operations and financial condition; (d) the Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Advisers charge compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisers' profitability from their Fund-related operations;
(h) the Advisers' compliance systems; (i) the Advisers' policies on and compliance procedures for personal securities transactions; (j) the Advisers' reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the 2009 Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable; (b) concluded that the Advisers' fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the New Agreements, subject to shareholder approval.

    In approving the New Agreements, the Trustees also considered information and representations made about the Guggenheim organization and its personnel and the ongoing role that Guggenheim would play with the Purchaser and its other non-managing members. The Trustees considered these representations and the financial stability the Transaction was expected to bring to the Investment Adviser and the Affiliated Service Providers in the context of the current financial challenges facing certain SBHC affiliates. The Trustees also considered representations by Guggenheim regarding additional resources that could be made available to the Investment Adviser and the Affiliated Service Providers if beneficial to their operations.

                       NEW INVESTMENT ADVISORY AGREEMENTS

    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER. At the 2009 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreements. At the January 2010 Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the Current Investment Advisory Agreements and the scope of services required to be provided by the Investment Adviser under the New Investment Advisory Agreements. In reviewing the scope of services provided to the Funds by the Investment Adviser, the Board reviewed and discussed at the 2009 Renewal Meeting the Investment Adviser's investment experience, noting that the Investment Adviser and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered the Investment Adviser's compliance programs and its compliance record with respect to the Funds. In that regard, the Board noted that the Investment Adviser provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered the Investment Adviser's investment processes and strategies, and matters related to the Investment Adviser's portfolio transaction policies and procedures. Based on this review, the Board concluded at the 2009 Renewal Meeting that the nature, extent, and quality of services to be provided by the Investment Adviser to the Funds under the Current Investment Advisory Agreements were appropriate and continued to support the Board's original selection of the Investment Adviser as the investment adviser to the Funds.

    At the January 2010 Meeting, the Board noted that most of the key investment and management personnel of the Investment Adviser servicing the Funds are expected to remain with the Investment Adviser following the Transaction and that the services provided to the Funds by the Investment Adviser are not expected to materially change. The Trustees also considered SecBen's and Guggenheim's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. Based on this review, the Board concluded that the range and quality of services provided by the Investment Adviser to the Funds were expected to continue under the New Investment Advisory Agreements at comparable levels.

    FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE INVESTMENT ADVISER. At the 2009 Renewal Meeting, the Board reviewed statistical information prepared by the Investment Adviser regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by the Investment Adviser to comprise each Fund's applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund's applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, at the 2009 Renewal Meeting, the Board reviewed statistical information prepared by the Investment Adviser relating to the performance of each Fund, as well as each Fund's ability to successfully track its benchmark over time (as applicable to those Funds which track a benchmark), and a comparison of each Fund's performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the lack of a sizeable peer group for certain of the Funds, the peer fund information presented to the Board was meaningful because the peer funds' investment objectives and strategies were closely aligned with those of the Funds. The Board also noted that the investment advisory fees for the Funds generally were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on the review at the 2009 Renewal Meeting, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Investment Advisory Agreements. Based on the representations made by SecBen and Guggenheim at the January 2010 Meeting that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it operates today, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction.

    COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE INVESTMENT ADVISER AND ITS AFFILIATES. At the 2009 Renewal Meeting, the Board reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreements for the last calendar year. The Investment Adviser also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Adviser. The Board also reviewed information regarding direct revenue received by the Investment Adviser and ancillary revenue received by the Investment Adviser and/or its affiliates in connection with the services provided to the Funds by the Investment Adviser (as discussed below) and/or its affiliates. The Board also discussed the Investment Adviser's profit margin as reflected in the Investment Adviser's profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review at the 2009 Renewal Meeting, the Board concluded that the profits to be realized by the Investment Adviser and its affiliates under the Current Investment Advisory Agreements and from other relationships between the Funds and the Investment Adviser and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

    At the January 2010 Meeting, the Board considered the fact that the fee rates payable to the Investment Adviser would be the same under each Fund's New Investment Advisory Agreement as they are under such Fund's Current Investment Advisory Agreement. The Board also noted that the Funds' applicable fee waiver/expense limitations agreements with the Investment Adviser would remain in effect, if the New Investment Advisory Agreements are approved by shareholders and the Transaction is completed. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Investment Adviser's profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Board concluded that the fees to be paid under the Current Investment Advisory Agreements and under the New Investment Advisory Agreements are reasonable.

    ECONOMIES OF SCALE. In connection with its review of the Funds' profitability analysis at the 2009 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Board noted that the Current Investment Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that, though the Investment Adviser's assets under management were significant, the amount is spread among many Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the Funds to engage in unlimited trading. The Board also reviewed and considered the Investment Adviser's historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at the time of the 2009 Renewal Meeting. At the January 2010 Meeting, the Trustees noted that the fees would not change under the New Investment Advisory Agreements, and they will have the opportunity to again review the appropriateness of the fee payable to the Investment Adviser under the Agreements when the next renewal of these Agreements comes before the Board.

    OTHER BENEFITS TO THE INVESTMENT ADVISER AND/OR ITS AFFILIATES. At the 2009 Renewal Meeting, in addition to evaluating the services provided by the Investment Adviser, the Board considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by the Affiliated Service Providers under separate agreements. The Board noted that the Investment Adviser reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Investment Adviser pursuant to Rule 17e-1 under the 1940 Act. Based on its review at its 2009 Renewal Meeting, the Board concluded that the nature and quality of the services provided by the Investment Adviser's affiliates to each Fund will benefit the Funds' shareholders, and that any ancillary benefits would not be disadvantageous to the Funds' shareholders, particularly in light of the Board's view that the Funds' shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services. The Board also considered the terms of the Transaction and the financial benefits that it brings to the parent company of the Investment Adviser and noted that those financial benefits are available, in part, because of the involvement of the Investment Adviser in the Transaction. The Board also noted that the Transaction is expected to put the Investment Adviser on strong financial footing, enhancing its ability to provide continuous services to the Funds.

                           NEW SUB-ADVISORY AGREEMENTS

    NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY CLS. At the 2009 Renewal Meeting, the Board reviewed the scope of services to be provided by CLS under the Current Sub-Advisory Agreements. At the January 2010 Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by CLS under the Current Sub-Advisory Agreements and the scope of services required to be provided by CLS under the New Sub-Advisory Agreements. In reviewing the scope of services provided by CLS, the Board reviewed and discussed CLS' investment experience, noting that CLS and its affiliates have committed significant resources over time to the support of the Sub-Advised Funds.

At the 2009 Renewal Meeting, the Board also considered CLS' compliance program and its compliance record with respect to each Sub-Advised Fund. In that regard, the Board noted that CLS provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered CLS' investment processes and strategies, and matters related to CLS' portfolio transaction policies and procedures. The Board further noted that each Sub-Advised Fund has met its investment objectives consistently since CLS began sub-advising the Fund.

    At the January 2010 Meeting, the Board noted that key investment and management personnel of CLS servicing the Sub-Advised Funds and services provided to the Sub-Advised Funds are not expected change as a result of the Transaction. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by CLS to the Sub-Advised Funds under the New Sub-Advisory Agreements were appropriate and continued to support the Board's original selection of CLS as investment sub-adviser to the Sub-Advised Funds. The Board also noted that CLS was not involved in the Transaction and that the approval of the New Sub-Advisory Agreements with CLS was required due to the proposed assignment of the Current Investment Advisory Agreements with the Investment Adviser.

    FUND EXPENSES AND PERFORMANCE OF THE SUB-ADVISED FUNDS AND CLS. At the 2009 Renewal Meeting, the Board reviewed statistical information prepared by CLS and the Investment Adviser regarding the expense ratio components, including actual sub-advisory fees, waivers/reimbursements, and gross and net total expenses to each Sub-Advised Fund. In addition, the Board reviewed statistical information prepared by CLS relating to the performance of each Sub-Advised Fund and a comparison of each Sub-Advised Fund's performance to appropriate indices/benchmarks, in light of total return, yield and market trends. Based on this review at the 2009 Renewal Meeting, the Board concluded that the investment sub-advisory fees and expense levels and the historical performance of the Sub-Advised Funds were satisfactory for the purposes of approving the Current Sub-Advisory Agreements. At the January 2010 Meeting, the Board concluded that CLS would continue to operate following the closing of the Transaction in much the same manner as it operates today and, as a result, the Board concluded that the investment performance of CLS was not expected to be affected by the Transaction.

    COST OF SERVICES PROVIDED TO THE SUB-ADVISED FUNDS, PROFITS REALIZED BY CLS AND ITS AFFILIATES AND ECONOMIES OF SCALE. At the 2009 Renewal Meeting, the Trustees reviewed reports comparing the expense ratios and sub-advisory fees to those of other comparable mutual funds and concluded that the sub-advisory fees were reasonable and the result of arm's length negotiation. At its January 2010 Meeting, the Board concluded that, in the near future, the profits to be realized by CLS and its affiliates under the New Sub-Advisory Agreements and from other relationships between the Funds and CLS and its affiliates, if any, should remain within the range the Board previously considered reasonable and appropriate. The Board further noted at the January 2010 Meeting that it is not possible to predict with accuracy how the Transaction may affect CLS' future profitability with the Funds, but that this matter would be given further consideration on an ongoing basis.

    Other Benefits to CLS. At the 2009 Renewal Meeting, the Board received and considered information regarding the character and amount of other incidental benefits CLS might receive as a result of its relationship with the Sub-Advised Funds, including CLS' soft dollar practices, if any. The Board concluded that, taking into account any incidental benefits CLS might receive, the terms of the Current Sub-Advisory Agreements, including the compensation to be paid thereunder, were reasonable. At its January 2010 Meeting, the Board considered other benefits to CLS and its affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were expected because CLS was not a party to the Transaction.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW AGREEMENTS AND CHANGE TO THE
 FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY. UNMARKED, PROPERLY SIGNED AND
                         DATED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 1

               THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                            WITH RESPECT TO ALL FUNDS

    As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreements between the Investment Adviser and each of the Funds. You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. A form of the New Investment Advisory Agreements is attached in Appendix A.

    The terms of each New Investment Advisory Agreement are identical to those of the corresponding Current Investment Advisory Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

    As discussed above, the Board unanimously approved the New Investment Advisory Agreements and recommends the approval of the New Investment Advisory Agreements to shareholders. For information regarding the Board's considerations in approving the New Investment Advisory Agreements, please see the section above entitled "Board Considerations in Approving the New Agreements."

    The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate. However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Investment Advisory Agreements will not automatically terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE INVESTMENT ADVISER

    PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and currently serves as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements. Information regarding the Current Investment Advisory Agreements, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the

Investment Adviser, is provided in Appendix B. If the New Investment Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

    Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix C. A list of the Trustees and officers of the Trust who hold positions with the Investment Adviser also is set forth in Appendix C. In addition, set forth in Appendix D-1 is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser.

    Currently, the Investment Adviser is a wholly-owned subsidiary of Rydex Holdings, LLC, which is a wholly-owned subsidiary of SBC. SBC is wholly owned by SBHC, One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Investment Adviser."

            MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENTS

    The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, a form of which is attached in Appendix A.

    DUTIES OF THE INVESTMENT ADVISER. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

    o provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

    o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and registration statement on file with the U.S. Securities and Exchange Commission (the "SEC");

    o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

    o vote any proxies for Fund securities;

    o provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser's activities which each Fund is required to maintain; and

    o provide other reports reasonably requested by the Trust's officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

    INDEMNITY OBLIGATION. Under the Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' registration statement or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or
(c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

    TERM AND CONTINUANCE. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

    Each Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

    At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Investment Advisory Agreements are fair and reasonable; (b) concluded that the Investment Adviser's fees are reasonable in light of the services that the Investment Adviser will provide to the Funds; and (c) agreed to approve the New Investment Advisory Agreements for an initial term of two years and to recommend the approval of the New Investment Advisory Agreements to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

                   THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS
                                WITH RESPECT TO:

                                  AMERIGO FUND
                                  BEROLINA FUND
                                  CLERMONT FUND

    As discussed above, Proposal 2 relates to the approval by shareholders of the New Sub-Advisory Agreements between the Investment Adviser and CLS with respect to Amerigo Fund, Berolina Fund and Clermont Fund. You are being asked to vote separately on Proposal 2 solely with respect to the Sub-Advised Fund(s) that you own. A form of the New Sub-Advisory Agreements is attached in Appendix E.

    The terms of each New Sub-Advisory Agreement are identical to those of the corresponding Current Sub-Advisory Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, CLS will continue to render substantially the same services to the Sub-Advised Funds under the New Sub-Advisory Agreements that it currently renders to the Sub-Advised Funds under the Current Sub-Advisory Agreements.

    As discussed above, the Board unanimously approved the New Sub-Advisory Agreements and recommends the approval of the New Sub-Advisory Agreements to shareholders. For information regarding the Board's considerations in approving the New Sub-Advisory Agreements, please see the section above entitled "Board Considerations in Approving the New Agreements."

    The Current Sub-Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Sub-Advisory Agreements will terminate. Thereafter, subject to shareholder approval, the New Sub-Advisory Agreements will go into effect.

    However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Sub-Advisory Agreements will not automatically terminate and will remain in effect, and the New Sub-Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

    The effectiveness of Proposal 2 is also contingent on the approval of Proposal 1 by shareholders of the corresponding Sub-Advised Funds.

                              INFORMATION ABOUT CLS

    CLS Investments, LLC, located at 4020 South 147th Street, Omaha, Nebraska, 68137, currently serves as sub-adviser to each of Amerigo Fund, Berolina Fund and Clermont Fund pursuant to the Current Sub-Advisory Agreement. Information regarding the Current Sub-Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to CLS, is provided in Appendix F. If the New Sub-Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

    Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of CLS is set forth in Appendix C. A list of the Trustees and officers of the Trust who hold positions with CLS also is set forth in Appendix C. In addition, set forth in Appendix D-2 is a list of other registered investment companies with similar investment objectives as the Sub-Advised Funds, for which CLS acts as investment manager, adviser or sub-adviser.

    CLS is a wholly-owned subsidiary of Northstar Financial Services Group, LLC ("Northstar"), a Nevada limited liability company. NorthStar is owned 50% by W. Patrick Clarke and 50% by Michael Miola, both of whom serve as a manager of CLS.

                MATERIAL TERMS OF THE CLS SUB-ADVISORY AGREEMENT

    The following summary of the New Sub-Advisory Agreement between the Investment Adviser and CLS summarizes its material terms and is qualified in its entirety by reference to such New Sub-Advisory Agreement, a form of which is attached in Appendix E.

    DUTIES OF CLS. Under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, each between the Investment Adviser and CLS (collectively, the "CLS Sub-Advisory Agreements"), CLS, subject to the supervision of the Investment Adviser and the Board, is responsible for managing the assets of each of the Sub-Advised Funds, including making investment decisions and placing orders to purchase and sell securities for such Funds, all in accordance with the investment objective and policies of such Funds as reflected in their current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, CLS will also maintain all books and records relating to the transactions it executes or that are otherwise required, and render to the Trust and the Investment Adviser such periodic and special reports at any time upon reasonable request.

    INDEMNITY OBLIGATION. The CLS Sub-Advisory Agreements provide that each of the Investment Adviser and CLS agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care (generally the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use) set forth in the CLS Sub-Advisory Agreements. Furthermore, the Investment Adviser and CLS each agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising or as a result of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligation and duties thereunder.

    TERM AND CONTINUANCE. Under their terms, the CLS Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of a Sub-Advised Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the CLS Sub-Advisory Agreements may be terminated with respect to a Sub-Advised Fund, at any time upon 60 days' written notice without the payment of any penalty, either by the Investment Adviser or CLS. Additionally, each CLS Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement.

                       BOARD RECOMMENDATION ON PROPOSAL 2

    At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Sub-Advisory Agreements are fair and reasonable; (b) concluded that CLS' fees are reasonable in light of the services that it will provide to the Sub-Advised Funds; and (c) agreed to approve the New Sub-Advisory Agreements for an initial term of two years and to recommend the approval of the New Sub-Advisory Agreements to shareholders.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                 OF THE SUB-ADVISED FUNDS VOTE "FOR" PROPOSAL 2

                                   PROPOSAL 3

             THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT
               POLICY ON BORROWING MONEY WITH RESPECT TO ALL FUNDS

    Proposal 3 relates to a change to the "fundamental investment policy" on borrowing for the Funds. The 1940 Act requires that each Fund adopt a "fundamental" investment policy with respect to several types of activities, including borrowing money. Borrowed money can be used to cover large and unexpected redemption orders or to leverage a Fund's portfolio, thereby potentially amplifying its gains and losses. Under the 1940 Act, an investment policy that is "fundamental" may only be modified with the approval of shareholders. Each Fund currently has in place a fundamental investment policy on its ability to borrow money that is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. In general, Proposal 3 is intended to provide the Funds the maximum possible amount of flexibility to engage in borrowing activity, including borrowing for investment purposes, consistent with current law and with the Funds' investment strategies and objectives.

                   PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY

    If Proposal 3 is approved by shareholders, the fundamental investment policy regarding borrowing for each Fund would read:

    [The Fund] shall not borrow money, except as permitted under the Investment Company Act of 1940, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

   CURRENT FUNDAMENTAL INVESTMENT POLICY FOR ALL FUNDS OTHER THAN THE INVERSE NASDAQ-100(R) STRATEGY, INVERSE S&P 500 STRATEGY, NOVA, NASDAQ-100(R), PRECIOUS
    METALS, GOVERNMENT LONG BOND 1.2X STRATEGY, INVERSE GOVERNMENT LONG BOND
                 STRATEGY AND U.S. GOVERNMENT MONEY MARKET FUNDS

    The current fundamental investment policy regarding borrowing money for all Funds other than the Inverse NASDAQ-100(R) Strategy, Inverse S&P 500 Strategy, Nova, NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy and U.S. Government Money Market Funds reads:

    [Each Fund shall not] borrow money in an amount exceeding 331/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

       CURRENT FUNDAMENTAL INVESTMENT POLICY FOR THE INVERSE NASDAQ-100(R) STRATEGY, INVERSE S&P 500 STRATEGY, NOVA, NASDAQ-100(R), PRECIOUS METALS,
  GOVERNMENT LONG BOND 1.2X STRATEGY AND INVERSE GOVERNMENT LONG BOND STRATEGY
                                      FUNDS

    The current fundamental investment policy regarding borrowing money for the Inverse NASDAQ-100(R) Strategy, Inverse S&P 500 Strategy, Nova, NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy Funds reads:

    [Each Fund shall not] borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

       The Nova Fund and the Government Long Bond 1.2x Strategy Fund may borrow money, subject to the conditions of [the paragraph above], for the purpose of investment leverage.

       The Inverse Government Long Bond Strategy Fund may borrow money, subject to the conditions of [the paragraph above], but shall not make purchases while borrowing in excess of 5% of the value of its assets. For purposes of this subparagraph, Fund assets invested in reverse repurchase agreements are included in the amounts borrowed.

          CURRENT FUNDAMENTAL INVESTMENT POLICY FOR THE U.S. GOVERNMENT
                                MONEY MARKET FUND

    The current fundamental investment policy regarding borrowing money for the U.S. Government Money Market Fund reads:

    [The Fund may borrow] money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by [the Fund] promptly.

    As required by the 1940 Act, [the] Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of [the] Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

    In addition to the foregoing, the [Fund is] authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of [the] Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The [Fund is] authorized to pledge portfolio securities as the [Investment Adviser] deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

                       DISCUSSION OF PROPOSED MODIFICATION

    The proposed modification to each Fund's fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would allow the Funds to borrow to the extent permitted by the 1940 Act. The 1940 Act currently permits a fund to borrow from banks for any purpose, in an amount up to 331/3% of the fund's assets, including the amount borrowed. Under the 1940 Act, a fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

    The proposed modification would also allow each Fund's borrowing policy to conform to future changes in the 1940 Act -- and interpretations thereunder -- without further Board or shareholder action. The modification would therefore ensure that the Funds maintain the maximum possible amount of flexibility to engage in borrowing activity, without incurring the additional expenses necessary to further amend the Funds' fundamental investment policies.

    The proposed modification would expand the ability of the Funds to borrow for investment purposes. Currently, each Fund's fundamental investment policy limits the ability of the Fund to borrow except subject to certain restrictions (e.g., limitation on purchasing securities when borrowing exceeds 5% of total assets) or under certain circumstances (e.g., to meet redemption requests). If approved, the change would permit each Fund to borrow for any purpose. However, borrowing by a Fund would occur only if consistent with the Fund's disclosure in its registration statement.

    The Investment Adviser and CLS, as applicable, do not presently intend to materially increase the borrowing level of any Fund, and believe that the proposed change will not materially affect the investment risks currently associated with any Fund. To the extent that any borrowing by a Fund involves leveraging, however, the Fund's net asset value may be subject to increased volatility. This is because borrowing can magnify the effect of an increase or decrease in the value of a Fund's holdings. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed money.

    Should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would continue to apply unchanged.

                       BOARD RECOMMENDATION ON PROPOSAL 3

    At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above and such other information deemed relevant, the Board, including all of the Independent Trustees, unanimously agreed to approve the proposed new fundamental investment policy on borrowing money and to recommend the approval of the proposed new fundamental investment policy on borrowing money to shareholders.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                       OF THE FUNDS VOTE "FOR" PROPOSAL 3

                                 OTHER BUSINESS

    The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

             ADMINISTRATOR, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

    The principal underwriter/distributor of the Trust is Rydex Distributors, Inc. ("Rydex Distributors"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, an affiliate of the Investment Adviser. Rydex Fund Services, Inc. ("Rydex Fund Services"), also an affiliate of the Investment Adviser, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Information regarding the fees paid by each Fund to each of Rydex Distributors and Rydex Fund Services during the previous fiscal year is provided in Appendix B.

    Although the Purchaser will acquire control of the Affiliated Service Providers as a result of the Transaction, shareholder approval is not required in order for the Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the changes in control.

                      AFFILIATIONS AND AFFILIATED BROKERAGE

    During the Funds' most recent fiscal years, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser or CLS, or affiliated persons of such persons ("Affiliated Brokers"), except as provided in Exhibit B.

                                OTHER INFORMATION

    Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

                               VOTING INFORMATION

    PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about March 22, 2010, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Investment Adviser or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

    COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by SecBen. The estimated cost of retaining The Altman Group is approximately $427,491.

    SHAREHOLDER VOTING. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (331/3%) of a Fund's shares entitled to vote on a Proposal constitutes a quorum. Shares of the Funds are available primarily for insurance products. Life insurance companies will vote shares attributable to insurance products for which no voting instructions are received in proportion ("for" or "withhold authority") to those shares for which instructions are received. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote. In addition, abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposals 1, 2 and 3, abstentions have the effect of a negative vote on Proposals 1, 2 and 3.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such proposal, against such an adjournment.

    Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix G, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix H. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each Fund. As of the Record Date, there were no persons who were known to control each Fund.

    The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" Proposal 1, "FOR"

Proposal 2, and "FOR" Proposal 3. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

    In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

    REQUIRED VOTE. Approval of each Proposal requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less.

    The Current Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. As discussed in the section above entitled "Information Regarding the Change in Control of the Investment Adviser," completion of the Transaction will be subject to certain closing conditions. As a result, if for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 and/or Proposal 2 are not approved by shareholders of any Fund, the Board will evaluate other short-and long-term options.

    With respect to Proposal 3, should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

    SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

    The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Rydex Variable Trust, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                              By Order of the Board of Trustees,

                                              Sincerely,

                                              /s/ Richard M. Goldman

                                              Richard M. Goldman
                                              President

                                   APPENDIX A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                               ADVISORY AGREEMENT

     ADVISORY AGREEMENT made as of this [ ] day of [ ], 2010 by and between RYDEX VARIABLE TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS II, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

    WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1. THE ADVISER'S SERVICES.

         (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

         (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

         (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

         (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

     The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

         (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

         (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

         (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M and Section 817(h) of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

         (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

         (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

         (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     Notwithstanding the foregoing paragraph, with respect to the All Asset Conservative, All Asset Moderate, All Asset Aggressive, and Alternative Strategies Allocation Funds, the Adviser will bear its own costs of providing services hereunder. In addition, the Adviser agrees to pay all expenses incurred by the foregoing Funds except for acquired fund fees and expenses, interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     Notwithstanding the foregoing paragraphs, with respect to the Multi-Hedge Strategies Fund, the Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the foregoing
Fund except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, distribution fees, investors services fees, and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act or investor services plan.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

         (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

        (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

         (h) Representations. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any

Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION.

         (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

         (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

         (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

     18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                        RYDEX VARIABLE TRUST, on behalf of each Fund listed on Schedule A

                        By: ____________________________________________________
                            Name:  Richard M. Goldman
                            Title: President

                        PADCO ADVISORS II, INC.

                        By: ____________________________________________________
                            Name:  Richard M. Goldman
                            Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2010 BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                             PADCO ADVISORS II, INC.

     The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                        RATE
--------------------------------------------------------------------------------
Nova Fund................................................................  0.75%
Inverse S&P 500 Strategy.................................................  0.90%
NASDAQ-100(R) Strategy...................................................  0.75%
Inverse NASDAQ-100(R) Strategy...........................................  0.90%
Mid-Cap 1.5x Strategy....................................................  0.90%
Russell 2000(R) 1.5x Strategy............................................  0.90%
Government Long Bond 1.2x Strategy.......................................  0.50%
Inverse Government Long Bond Strategy....................................  0.90%
Europe 1.25x Strategy....................................................  0.90%
Japan 2x Strategy........................................................  0.75%
S&P 500 Pure Value (formerly Large-Cap Value)............................  0.75%
S&P 500 Pure Growth (formerly Large-Cap Growth)..........................  0.75%
S&P MidCap 400 Pure Value (formerly Mid-Cap Value).......................  0.75%
S&P MidCap 400 Pure Growth (formerly Mid-Cap Growth).....................  0.75%
Inverse Mid-Cap Strategy.................................................  0.90%
S&P SmallCap 600 Pure Value (formerly Small-Cap Value)...................  0.75%
S&P SmallCap 600 Pure Growth (formerly Small-Cap Growth).................  0.75%
Inverse Russell 2000(R) Strategy.........................................  0.90%
Strengthening Dollar 2x Strategy.........................................  0.90%
Weakening Dollar 2x Strategy.............................................  0.90%
U.S. Government Money Market.............................................  0.50%
Dow 2x Strategy Fund.....................................................  0.90%
NASDAQ-100(R) 2x Strategy Fund (formerly OTC 2x Strategy)................  0.90%
Russell 2000(R) 2x Strategy..............................................  0.90%
S&P 500 2x Strategy......................................................  0.90%
Banking..................................................................  0.85%
Basic Materials..........................................................  0.85%
Biotechnology............................................................  0.85%
Consumer Products........................................................  0.85%
Electronics..............................................................  0.85%
Energy...................................................................  0.85%
Energy Services..........................................................  0.85%
Financial Services.......................................................  0.85%
Health Care..............................................................  0.85%
Internet.................................................................  0.85%
Leisure..................................................................  0.85%
Precious Metals..........................................................  0.75%
Real Estate..............................................................  0.85%
Retailing................................................................  0.85%
Technology..............................................................   0.85%
Telecommunications.......................................................  0.85%
Transportation...........................................................  0.85%
Utilities................................................................  0.85%
Commodities Strategy.....................................................  0.75%
All-Cap Opportunity (formerly Sector Rotation)...........................  0.90%
Multi-Cap Core Equity*...................................................  0.70%
Inverse Dow 2x Strategy..................................................  0.90%
CLS AdvisorOne Amerigo VT................................................  0.90%
CLS AdvisorOne Berolina..................................................  0.90%

FUND                                                                        RATE
--------------------------------------------------------------------------------
All-Asset Moderate Strategy (formerly Essential Portfolio Moderate)......  0.00%
CLS AdvisorOne Clermont VT...............................................  0.90%
Managed Futures Strategy.................................................  0.90%
Multi-Hedge Strategies Fund..............................................  1.15%
All-Asset Conservative Strategy (formerly Essential
Portfolio Conservative)..................................................  0.00%
All-Asset Aggressive Strategy (formerly Essential Portfolio Aggressive)..  0.00%
Alternative Strategies Allocation........................................  0.00%

-------------------
* The management fee with respect to the Multi-Cap Core Equity Fund (the "Fund") is comprised of a basic fee (the "Basic Fee") at the annual rate of 0.70% of the Fund's average daily net assets and a performance adjustment (the "Performance Adjustment") as discussed below.

                                   APPENDIX B

                  INFORMATION REGARDING THE INVESTMENT ADVISORY
               AGREEMENTS AND FEES PAID TO THE INVESTMENT ADVISER
                                 AND AFFILIATES

    PADCO Advisors II, Inc. (the "Investment Adviser") currently serves as investment adviser to all series (collectively, the "Funds") of Rydex Variable Trust ("RVT") pursuant to an investment advisory agreement between RVT, on behalf of its Funds, and the Investment Adviser made January 18, 2008, as amended. Rydex Fund Services, Inc. ("RFS") serves as the administrator, transfer agent and accounting services agent for the Funds. Rydex Distributors, Inc. ("RDI") serves as principal underwriter to the Funds. RFS and RDI are affiliates of the Investment Adviser. The table below provides the following information:

    (i) the date on which a Fund's shareholders last approved the Fund's investment advisory agreement;

    (ii) the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund's average daily net assets;

    (iii) the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund's most recently completed fiscal year (ended December 31, 2009);

    (iv) the amount of fees paid by each Fund to RFS for RFS' administrative and transfer agent services for the Fund during the Fund's most recently completed fiscal year;

    (v) the amount of accounting service fees paid by each Fund to RFS for RFS' services as the accounting services agent for the Fund during the Fund's most recently completed fiscal year; and

    (vi) the amount of investor service fees paid by each Fund to RDI during the Fund's fiscal year ended December 31, 2009 for RDI's services to owners of variable annuity and variable life insurance contracts who indirectly through insurance company separate accounts invest in shares of the Fund, pursuant to the Fund's investor services agreement with RDI.

                                                               RYDEX VARIABLE TRUST

                                      DATE OF LAST              MANAGEMENT FEES    ADMINISTRATIVE   ACCOUNTING
                                      SHAREHOLDER  MANAGEMENT  PAID TO INVESTMENT   SERVICE FEES   SERVICE FEES   DISTRIBUTION
SERIES NAME                            APPROVAL       FEES         ADVISER          PAID TO RFS    PAID TO RFS   FEES PAID TO RDI
---------------------------------------------------------------------------------------------------------------------------------
All-Cap Opportunity Fund               10/4/2007     0.90%       $  616,303           $171,195       $ 68,478       $ 171,195
Alternative Strategies
Allocation Fund                         3/7/2008     0.00%(1)          None(1)        $      0       $      0       $       0
Amerigo Fund                           10/4/2007     0.90%       $1,822,131           $506,148       $202,458       $ 506,148(2)
Banking Fund                           10/4/2007     0.85%       $   96,778           $ 28,464       $ 11,386       $  28,464
Basic Materials Fund                   10/4/2007     0.85%       $  286,779           $ 84,347       $ 33,738       $  84,347
Berolina Fund                          10/4/2007     0.90%       $  381,604           $106,001       $ 42,400       $ 106,001(2)
Biotechnology Fund                     10/4/2007     0.85%       $  183,356           $ 53,928       $ 21,571       $  53,928
Clermont Fund                          10/4/2007     0.90%       $  488,864           $135,796       $ 54,318       $ 135,796(2)
Commodities Strategy Fund              10/4/2007     0.75%(3)    $  156,034           $ 50,679       $ 20,272       $  50,679
Consumer Products Fund                 10/4/2007     0.85%       $  145,110           $ 42,680       $ 17,072       $  42,680
Dow 2x Strategy Fund                   10/4/2007     0.90%       $  139,160           $ 38,656       $ 15,462       $  38,656
Electronics Fund                       10/4/2007     0.85%       $  145,587           $ 42,820       $ 17,128       $  42,820
Energy Fund                            10/4/2007     0.85%       $  307,681           $ 96,495       $ 36,198       $  90,495
Energy Services Fund                   10/4/2007     0.85%       $  303,857           $ 89,370       $ 35,748       $  89,370
All-Asset Aggressive
Strategy Fund
(formerly, Essential Portfolio
Aggressive Fund)                       10/4/2007     0.00%(1)          None(1)        $      0       $      0       $       0
All-Asset Conservative
Strategy Fund
(formerly, Essential Portfolio
Conservative Fund)                     10/4/2007     0.00%(1)          None(1)        $      0       $      0       $       0

                                      DATE OF LAST              MANAGEMENT FEES    ADMINISTRATIVE   ACCOUNTING
                                      SHAREHOLDER  MANAGEMENT  PAID TO INVESTMENT   SERVICE FEES   SERVICE FEES   DISTRIBUTION
SERIES NAME                            APPROVAL       FEES         ADVISER          PAID TO RFS    PAID TO RFS   FEES PAID TO RDI
---------------------------------------------------------------------------------------------------------------------------------
All-Asset Moderate Strategy Fund
(formerly, Essential
Portfolio Moderate Fund)               10/4/2007     0.00%(1)          None(1)        $      0       $      0       $       0
Europe 1.25x Strategy Fund             10/4/2007     0.90%       $  137,420           $ 38,174       $ 15,270       $  38,174
Financial Services Fund                10/4/2007     0.85%       $  112,120           $ 32,976       $ 13,191       $  32,976
Government Long Bond 1.2x
Strategy Fund                          10/4/2007     0.50%       $  179,542           $ 71,812       $ 35,908       $  89,771
Health Care Fund                       10/4/2007     0.85%       $  207,629           $ 61,067       $ 24,427       $  61,067
Internet Fund                          10/4/2007     0.85%       $  150,059           $ 44,135       $ 17,654       $  44,135
Inverse Dow 2x Strategy Fund           10/4/2007     0.90%       $  208,102           $ 57,806       $ 23,122       $  57,806
Inverse Government Long Bond
Strategy Fund                          10/4/2007     0.90%       $  183,318           $ 50,922       $ 20,369       $  50,922
Inverse Mid-Cap Strategy Fund          10/4/2007     0.90%       $   35,728           $  9,924       $  3,970       $   9,924
Inverse NASDAQ-100(R) Strategy Fund    10/4/2007     0.90%       $  145,277           $ 40,355       $ 16,142       $  40,355
Inverse Russell 2000(R)
Strategy Fund                          10/4/2007     0.90%       $   88,854           $ 24,682       $  9,873       $  24,681
Inverse S&P 500 Strategy Fund          10/4/2007     0.90%       $  365,060           $101,406       $ 40,562       $ 101,406
Japan 2x Strategy Fund                 10/4/2007     0.75%       $   73,291           $ 23,234       $  9,294       $  23,234
Leisure Fund                           10/4/2007     0.85%       $   55,164           $ 16,225       $  6,490       $  16,225
Managed Futures Strategy Fund          11/7/2008     0.90%(3)    $  242,964           $ 59,549       $ 23,819       $  59,549
Mid-Cap 1.5x Strategy Fund             10/4/2007     0.90%       $   87,211           $ 24,225       $  9,690       $  24,225
Multi-Cap Core Equity Fund             10/4/2007     0.70%(4)    $   12,483           $  5,666       $  2,266       $   5,666
Multi-Hedge Strategies Fund            10/4/2007     1.15%       $  291,513           $      0       $      0       $       0

                                      DATE OF LAST              MANAGEMENT FEES    ADMINISTRATIVE   ACCOUNTING
                                      SHAREHOLDER  MANAGEMENT  PAID TO INVESTMENT   SERVICE FEES   SERVICE FEES   DISTRIBUTION
SERIES NAME                            APPROVAL       FEES         ADVISER          PAID TO RFS    PAID TO RFS   FEES PAID TO RDI
---------------------------------------------------------------------------------------------------------------------------------
NASDAQ-100(R) 2x Strategy Fund         10/4/2007     0.90%       $  247,769           $ 68,825       $ 27,530       $  68,825
NASDAQ-100(R) Fund                     10/4/2007     0.75%       $  369,751           $123,251       $ 49,300       $ 123,251
Nova Fund                              10/4/2007     0.75%       $  292,811           $ 97,604       $ 39,401       $  97,604
Precious Metals Fund                   10/4/2007     0.75%       $  546,938           $182,312       $ 72,925       $ 182,312
Real Estate Fund                       10/4/2007     0.85%       $  174,059           $ 51,194       $ 20,477       $  51,194
Retailing Fund                         10/4/2007     0.85%       $  119,034           $ 35,010       $ 14,004       $  35,010
Russell 2000(R) 1.5x Strategy Fund     10/4/2007     0.90%       $  106,256           $ 29,516       $ 11,806       $  29,516
Russell 2000(R) 2x Strategy Fund       10/4/2007     0.90%       $   27,945           $  7,763       $  3,105       $   7,763
S&P 500 2x Strategy Fund               10/4/2007     0.90%       $  190,936           $ 53,038       $ 21,215       $  53,038
S&P 500 Pure Growth Fund               10/4/2007     0.75%       $  155,126           $ 51,709       $ 20,683       $  51,709
S&P 500 Pure Value Fund                10/4/2007     0.75%       $  118,283           $ 39,427       $ 15,771       $  39,427
S&P MidCap 400 Pure Growth Fund        10/4/2007     0.75%       $  200,022           $ 66,674       $ 26,670       $  66,674
S&P MidCap 400 Pure Value Fund         10/4/2007     0.75%       $  118,630           $ 39,543       $ 26,670       $  39,543
S&P SmallCap 600 Pure Growth Fund      10/4/2007     0.75%       $  104,648           $ 34,883       $ 13,953       $  34,883
S&P SmallCap 600 Pure Value Fund       10/4/2007     0.75%       $  147,825           $ 49,275       $ 19,710       $  49,275
Strengthening Dollar 2x Strategy Fund  10/4/2007     0.90%       $   53,579           $ 14,883       $  5,953       $  14,883
Technology Fund                        10/4/2007     0.85%       $  203,578           $ 59,876       $ 23,950       $  59,876
Telecommunications Fund                10/4/2007     0.85%       $   52,511           $ 15,444       $  6,178       $  15,444

                                      DATE OF LAST              MANAGEMENT FEES    ADMINISTRATIVE   ACCOUNTING
                                      SHAREHOLDER  MANAGEMENT  PAID TO INVESTMENT   SERVICE FEES   SERVICE FEES   DISTRIBUTION
SERIES NAME                            APPROVAL       FEES         ADVISER          PAID TO RFS    PAID TO RFS   FEES PAID TO RDI
---------------------------------------------------------------------------------------------------------------------------------
Transportation Fund                    10/4/2007     0.85%       $   51,785           $ 15,231       $  6,092       $  15,231
U.S. Government Money Market Fund      10/4/2007     0.50%       $1,506,829           $602,734       $287,178       $ 753,415
Utilities Fund                         10/4/2007     0.85%       $  175,535           $ 51,628       $ 20,651       $  51,628
Weakening Dollar 2x Strategy Fund      10/4/2007     0.90%       $   67,794           $ 18,832       $  7,532       $  18,832

-------------------
(1) The Fund invests principally in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.
(2) For the fiscal year ended December 31, 2009, Amerigo Fund, Berolina Fund and Clermont Fund also paid $60,746, $19,656 and $14,940, respectively, in brokerage commissions to RDI, which represented 100% of each Fund's total brokerage commissions. Other series of the RVT did not pay any brokerage commissions to RDI or its affiliates.
(3) The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.
(4) The Multi-Cap Core Equity Fund pays the Investment Adviser a fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Multi-Cap Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The Multi-Cap Core Equity Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each month. Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment is +/- 0.20%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Multi-Cap Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee.

                                   APPENDIX C

                    DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PADCO ADVISORS II, INC. The business address of the directors and principal executive officers is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                      POSITION HELD WITH
NAME                  PADCO ADVISORS II, INC.      OTHER PRINCIPAL OCCUPATION/POSITION
--------------------------------------------------------------------------------------------------
Richard M. Goldman    Director and Chief           Senior Vice President, Security Benefit
                      Executive Officer            Corporation; Director, First Security Benefit
                                                   Life Insurance and Annuity Company of New
                                                   York; President, Security Investors, LLC;
                                                   CEO, President, & Director, Rydex
                                                   Distributors, Inc.; President & CEO, Rydex
                                                   Holdings, LLC; CEO & Director, PADCO
                                                   Advisors, Inc.; Director, Rydex Fund
                                                   Services, Inc.; President and Manager,
                                                   Security Global Investors, LLC

Michael P. Byrum      Director, Chief Investment   Director, Chief Investment Officer, President,
                      Officer, President, and      and Secretary, PADCO Advisors, Inc.; Secretary,
                      Secretary                    Rydex Funds Services, Inc.; Chief Investment
                                                   Officer, Rydex Holdings, LLC; Manager,
                                                   Rydex Specialized Products, LLC

MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF CLS INVESTMENTS, LLC. The business address of the managers and principal executive officers is 4020 South 147th Street, Omaha, Nebraska 68137.

                      POSITION HELD WITH
NAME                  CLS INVESTMENTS, LLC         OTHER PRINCIPAL OCCUPATION/POSITION
--------------------------------------------------------------------------------------------------
W. Patrick Clarke     Manager                      Manager, NorthStar Financial Services Group,
                                                   LLC; Manager, Gemini Fund Services, LLC;
                                                   Manager, Orion Advisor Services, LLC;
                                                   Manager, Northern Lights Distributors, LLC;
                                                   Manager, Forum Financial Consultants LLC;
                                                   Manager, Gemcom, LLC; Manager, Northern
                                                   Lights Compliance Services, LLC; Director,
                                                   Constellation Trust Company; and President,
                                                   AdvisorOne Funds

Michael Miola         Manager                      Manager, NorthStar Financial Services Group,
                                                   LLC; Manager, Orion Advisor Services, LLC;
                                                   Manager, Gemcom, LLC; Manager, Northern
                                                   Lights Compliance Services, LLC; Director,
                                                   Constellation Trust Company; Manager,
                                                   Gemini Fund Services, LLC; and Chairman of
                                                   the Board of Trustees, AdvisorOne Funds

Todd P. Clarke        President, Manager           N/A

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH PADCO ADVISORS II, INC. OR CLS INVESTMENTS, LLC. The business address of each of the following persons is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                      POSITION HELD WITH           POSITION HELD WITH INVESTMENT ADVISER OR
NAME                  THE FUNDS                    SUB-ADVISER
--------------------------------------------------------------------------------------------------
Richard M. Goldman    Trustee and President        Director and Chief Executive Officer, PADCO
                                                   Advisors II, Inc.

Michael P. Byrum      Vice President               Director, Chief Investment Officer, President,
                                                   and Secretary, PADCO Advisors II, Inc.

Joanna M. Haigney     Chief Compliance Officer     Chief Compliance Officer and Secretary,
                                                   PADCO Advisors II, Inc.

Keith Fletcher        Vice President               Vice President, PADCO Advisors II, Inc.

                                  APPENDIX D-1

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY PADCO ADVISORS AND PADCO ADVISORS II, INC.

   Each of the tables below lists the names of other mutual funds advised by PADCO Advisors, Inc. or PADCO Advisors II, Inc. (collectively, the "Investment Adviser") with similar investment objectives as the Funds, and information concerning the Funds' and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.

                                                             ANNUAL COMPENSATION
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT              TO THE INVESTMENT ADVISER
                                                             (AS A PERCENTAGE OF         NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives          AVERAGE DAILY NET ASSETS)     (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
ALL-CAP OPPORTUNITY FUND, A SERIES OF                               0.90%                 $   68.36
RYDEX VARIABLE TRUST

Rydex|SGI All-Cap Opportunity Fund, a series of                     0.90%                 $  200.23
Rydex Series Funds

ALTERNATIVE STRATEGIES ALLOCATION FUND,                             0.00%(1)              $    5.12
A SERIES OF RYDEX VARIABLE TRUST

Rydex|SGI Alternative Strategies Allocation Fund,                   0.00%(1)              $   38.43
a series of Rydex Series Funds

AMERIGO FUND, A SERIES OF RYDEX VARIABLE TRUST                      0.90%                 $  213.10

None                                                                 N/A                     N/A

BANKING FUND, A SERIES OF RYDEX VARIABLE TRUST                      0.85%                 $    4.64

Rydex Banking Fund, a series of Rydex Series Funds                  0.85%                 $    7.21

BASIC MATERIALS FUND, A SERIES OF                                   0.85%                 $   46.53
RYDEX VARIABLE TRUST

Rydex Basic Materials Fund, a series of                             0.85%                 $   85.79
Rydex Series Funds

BEROLINA FUND, A SERIES OF RYDEX VARIABLE TRUST                     0.90%                 $   43.55

None                                                                 N/A                     N/A

BIOTECHNOLOGY FUND, A SERIES OF RYDEX VARIABLE TRUST                0.85%                 $   13.15

Rydex Biotechnology Fund, a series of Rydex Series Funds            0.85%                 $   58.30

CLERMONT FUND, A SERIES OF RYDEX VARIABLE TRUST                     0.90%                 $   66.81

None                                                                 N/A                     N/A

COMMODITIES STRATEGY FUND, A SERIES OF                              0.75%(2)              $   21.39
RYDEX VARIABLE TRUST

Rydex Commodities Strategy Fund, a series of                        0.75%(2)              $   46.76
Rydex Series Funds

CONSUMER PRODUCTS FUND, A SERIES OF                                 0.85%                 $   21.26
RYDEX VARIABLE TRUST

Rydex Consumer Products Fund, a series of                           0.85%                 $  182.58
Rydex Series Funds

                                      D-1-1

                                                             ANNUAL COMPENSATION
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT              TO THE INVESTMENT ADVISER
                                                             (AS A PERCENTAGE OF         NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives          AVERAGE DAILY NET ASSETS)     (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
DOW 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST              0.90%                 $   19.86

Dow 2x Strategy Fund, a series of Rydex Dynamic Funds               0.90%                 $   51.87

ELECTRONICS FUND, A SERIES OF RYDEX VARIABLE TRUST                  0.85%                 $   25.03

Rydex Electronics Fund, a series of Rydex Series Funds              0.85%                 $   95.78

ENERGY FUND, A SERIES OF RYDEX VARIABLE TRUST                       0.85%                 $   39.36

Rydex Energy Fund, a series of Rydex Series Funds                   0.85%                 $   65.87

ENERGY SERVICES FUND, A SERIES OF RYDEX VARIABLE TRUST              0.85%                 $   41.51

Rydex Energy Services Fund, a series of Rydex Series Funds          0.85%                 $   87.15

ALL-ASSET AGGRESSIVE STRATEGY FUND                                  0.00%(1)              $   16.25
(FORMERLY, ESSENTIAL PORTFOLIO AGGRESSIVE FUND),
A SERIES OF RYDEX VARIABLE TRUSt

Rydex|SGI All-Asset Aggressive Strategy Fund,                       0.00%(1)              $    7.97
a series of Rydex Series Funds

ALL-ASSET CONSERVATIVE STRATEGY FUND                                0.00%(1)              $    8.17
(FORMERLY, ESSENTIAL PORTFOLIO CONSERVATIVE FUND),
A SERIES OF RYDEX VARIABLE TRUST

Rydex|SGI All-Asset Conservative Strategy Fund,                     0.00%(1)              $   15.76
a series of Rydex Series Funds

ALL-ASSET MODERATE STRATEGY FUND                                    0.00%(1)              $   18.68
(FORMERLY, ESSENTIAL PORTFOLIO MODERATE FUND),
A SERIES OF RYDEX VARIABLE TRUST

Rydex|SGI All-Asset Moderate Strategy Fund, a series of             0.00%(1)              $   37.19
Rydex Series Funds

EUROPE 1.25x STRATEGY FUND, A SERIES OF                             0.90%                 $   22.46
RYDEX VARIABLE TRUST

Rydex Europe 1.25x Strategy Fund, a series of                       0.90%                 $   18.99
Rydex Series Funds

FINANCIAL SERVICES FUND, A SERIES OF                                0.85%                 $   17.17
RYDEX VARIABLE TRUST

Rydex Financial Services Fund, a series of                          0.85%                 $   26.44
Rydex Series Funds

GOVERNMENT LONG BOND 1.2x STRATEGY                                  0.50%                 $   24.09
FUND, A SERIES OF RYDEX VARIABLE TRUST

Rydex Government Long Bond 1.2x Strategy Fund,                      0.50%                 $   75.45
a series of Rydex Series Funds

HEALTH CARE FUND, A SERIES OF RYDEX VARIABLE TRUST                  0.85%                 $   26.90

Rydex Health Care Fund, a series of Rydex Series Funds              0.85%                 $  192.12

INTERNET FUND, A SERIES OF RYDEX VARIABLE TRUST                     0.85%                 $   30.36

Rydex Internet Fund, a series of Rydex Series Funds                 0.85%                 $   26.46

                                      D-1-2

                                                             ANNUAL COMPENSATION
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT              TO THE INVESTMENT ADVISER
                                                             (AS A PERCENTAGE OF         NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives          AVERAGE DAILY NET ASSETS)     (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
INVERSE DOW 2x STRATEGY FUND, A SERIES OF                           0.90%                 $   18.02
RYDEX VARIABLE TRUST

Inverse Dow 2x Strategy Fund, a series of                           0.90%                 $   39.51
Rydex Dynamic Funds

INVERSE GOVERNMENT LONG BOND STRATEGY                               0.90%                 $   27.96
FUND, A SERIES OF RYDEX VARIABLE TRUST

Rydex Inverse Government Long Bond Strategy                         0.90%                 $  595.79
Fund, a series of Rydex Series Funds

INVERSE MID-CAP STRATEGY FUND, A SERIES OF                          0.90%                 $    4.68
RYDEX VARIABLE TRUST

Rydex Inverse Mid-Cap Strategy Fund, a series of                    0.90%                 $    4.55
Rydex Series Funds

INVERSE NASDAQ-100(R) STRATEGY FUND, A SERIES OF                    0.90%                 $   14.31
RYDEX VARIABLE TRUST

Rydex Inverse NASDAQ-100(R) Strategy Fund, a series of              0.90%                 $   22.32
Rydex Series Funds

INVERSE RUSSELL 2000(R) STRATEGY FUND, A SERIES OF                  0.90%                 $   11.43
RYDEX VARIABLE TRUST

Rydex Inverse Russell 2000(R) Strategy Fund, a series of            0.90%                 $   21.41
Rydex Series Funds

INVERSE S&P 500 STRATEGY FUND                                       0.90%                 $   22.97

Rydex Inverse S&P 500 Strategy Fund, a series of                    0.90%                 $  243.51
Rydex Series Funds

JAPAN 2X STRATEGY FUND, A SERIES OF                                 0.75%                 $    8.41
RYDEX VARIABLE TRUSt

Rydex Japan 2x Strategy Fund, a series of                           0.75%                 $    5.54
Rydex Series Funds

LEISURE FUND, A SERIES OF RYDEX VARIABLE TRUST                      0.85%                 $   11.72

Rydex Leisure Fund, a series of Rydex Series Funds                  0.85%                 $    3.93

MANAGED FUTURES STRATEGY FUND, A SERIES OF
RYDEX VARIABLE TRUST                                                0.90%(2)              $   28.64

Rydex|SGI Managed Futures Strategy Fund, a series of                0.90%(2)              $2,330.56
Rydex Series Funds

MID-CAP 1.5X STRATEGY FUND, A SERIES OF                             0.90%                 $   14.38
RYDEX VARIABLE TRUST

Rydex Mid-Cap 1.5x Strategy Fund, a series of                       0.90%                 $   27.71
Rydex Series Funds

MULTI-CAP CORE EQUITY FUND, A SERIES OF                             0.70%(3)              $    2.38
RYDEX VARIABLE TRUST

None                                                                 N/A                     N/A

                                      D-1-3

                                                             ANNUAL COMPENSATION
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT              TO THE INVESTMENT ADVISER
                                                             (AS A PERCENTAGE OF         NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives          AVERAGE DAILY NET ASSETS)     (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
MULTI-HEDGE STRATEGIES FUND, A SERIES OF                            1.15%                 $   25.56
RYDEX VARIABLE TRUST

Rydex|SGI Multi-Hedge Strategies Fund, a series of                  1.15%2                $  117.87
Rydex Series Funds

NASDAQ-100(R) 2x STRATEGY FUND, A SERIES OF                         0.90%                 $   36.12
RYDEX VARIABLE TRUST

NASDAQ-100(R) 2x Strategy Fund, a series of                         0.90%                 $  228.51
Rydex Dynamic Funds

NASDAQ-100(R) FUND, A SERIES OF                                     0.75%                 $   57.55
RYDEX VARIABLE TRUST

Rydex NASDAQ-100(R) Fund, a series of                               0.75%                 $  589.36
Rydex Series Funds

NOVA FUND, A SERIES OF RYDEX VARIABLE TRUST                         0.75%                 $   50.57

Rydex Nova Fund, a series of Rydex Series Funds                     0.75%                 $   77.74

PRECIOUS METALS FUND, A SERIES OF                                   0.75%                 $   86.29
RYDEX VARIABLE TRUST

Rydex Precious Metals Fund, a series of                             0.75%                 $  313.27
Rydex Series Funds

REAL ESTATE FUND, A SERIES OF RYDEX VARIABLE TRUST                  0.85%                 $   33.88

Rydex Real Estate Fund, a series of Rydex Series Funds              0.85%                 $   35.66

RETAILING FUND, A SERIES OF RYDEX VARIABLE TRUST                    0.85%                 $   15.49

Rydex Retailing Fund, a series of Rydex Series Funds                0.85%                 $    7.61

RUSSELL 2000(R) 1.5x STRATEGY FUND, A SERIES OF                     0.90%                 $   10.59
RYDEX VARIABLE TRUST

Rydex Russell 2000(R) 1.5x Strategy Fund, a series of               0.90%                 $   21.28
Rydex Series Funds

RUSSELL 2000(R) 2x STRATEGY FUND, A SERIES OF                       0.90%                 $    3.65
RYDEX VARIABLE TRUSt

Russell 2000(R) 2x Strategy Fund, a series of                       0.90%                 $   28.69
Rydex Dynamic Series

Rydex 2x Russell 2000 ETF, a series of Rydex ETF Trust              0.70%                 $   26.73

S&P 500 2x STRATEGY FUND, A SERIES OF                               0.90%                 $   28.88
RYDEX VARIABLE TRUST

S&P 500 2x Strategy Fund, a series of                               0.90%                 $  326.21
Rydex Dynamic Funds

Rydex 2x S&P 500 ETF, a series of Rydex ETF Trust                   0.70%                 $  104.67

RYDEX S&P 500 PURE GROWTH, A SERIES OF                              0.75%                 $   34.48
RYDEX VARIABLE TRUST

Rydex S&P  500 Pure Growth Fund, a series of                        0.75%                 $   54.32
Rydex Series Funds

S&P MidCap 500 Pure Growth ETF, a series of                         0.35%                 $   58.16
Rydex ETF Trust

                                      D-1-4

                                                             ANNUAL COMPENSATION
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT              TO THE INVESTMENT ADVISER
                                                             (AS A PERCENTAGE OF         NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives          AVERAGE DAILY NET ASSETS)     (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
RYDEX S&P 500 PURE VALUE, A SERIES OF                               0.75%                 $   27.85
RYDEX VARIABLE TRUST

Rydex S&P 500 Pure Value Fund, a series of                          0.75%                 $   25.14
Rydex Series Funds

S&P MidCap 500 Pure Value ETF, a series of                          0.35%                 $   34.31
Rydex ETF Trust

S&P MIDCAP 400 PURE GROWTH FUND, A SERIES OF                        0.75%                 $   44.92
RYDEX VARIABLE TRUST

Rydex S&P MidCap 400 Pure Growth Fund, a series of                  0.75%                 $   48.37
Rydex Series Funds

Rydex S&P MidCap 400 Pure Growth ETF, a series of                   0.35%                 $  101.76
Rydex ETF Trust

S&P MIDCAP 400 PURE VALUE FUND,                                     0.75%                 $   29.51
A SERIES OF RYDEX VARIABLE TRUST

Rydex S&P MidCap 400 Pure Value Fund, a series of                   0.75%                 $   36.50
Rydex Series Funds

Rydex S&P MidCap 400 Pure Value ETF, a series of                    0.35%                 $   25.24
Rydex ETF Trust

S&P SMALLCAP 600 PURE GROWTH FUND, A SERIES OF                      0.75%                 $   13.56
RYDEX VARIABLE TRUST

Rydex S&P SmallCap 600 Pure Growth Fund, a series of                0.75%                 $   22.73
Rydex Series Funds

Rydex S&P SmallCap 600 Pure Growth ETF, a series of                 0.35%                 $   13.10
Rydex ETF Trust

S&P SMALLCAP 600 PURE VALUE FUND, A SERIES OF                       0.75%                 $   13.56
RYDEX VARIABLE TRUST

Rydex S&P SmallCap 600 Pure Value Fund, a series of                 0.75%                 $   26.56
Rydex Series Funds

Rydex S&P SmallCap 600 Pure Value ETF, a series of                  0.35%                 $   84.91
Rydex ETF Trust

STRENGTHENING DOLLAR 2x STRATEGY FUND, A SERIES OF                  0.90%                 $    7.53
RYDEX VARIABLE TRUST

Rydex Strengthening Dollar 2x Strategy Fund, a series of            0.90%                 $   71.00
Rydex Series Funds

TECHNOLOGY FUND, A SERIES OF RYDEX VARIABLE TRUST                   0.85%                 $   15.49

Rydex Technology Fund, a series of Rydex Series Funds               0.85%                 $   39.97

TELECOMMUNICATIONS FUND, A SERIES OF                                0.85%                 $    5.75
RYDEX VARIABLE TRUST

Rydex Telecommunications Fund, a series of                          0.85%                 $   70.49
Rydex Series Funds

TRANSPORTATION FUND, A SERIES OF RYDEX VARIABLE TRUST               0.85%                 $    8.46

Rydex Transportation Fund, a series of                              0.85%                 $   76.79
Rydex Series Funds

                                      D-1-5

                                                             ANNUAL COMPENSATION
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT              TO THE INVESTMENT ADVISER
                                                             (AS A PERCENTAGE OF         NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives          AVERAGE DAILY NET ASSETS)     (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND, A SERIES OF                      0.50%                 $  231.44
RYDEX VARIABLE TRUST

Rydex U.S. Government Money Market Fund, a series of                0.50%                 $1,341.27
Rydex Series Funds

UTILITIES FUND, A SERIES OF RYDEX VARIABLE TRUST                    0.85%                 $   15.82

Rydex Utilities Fund, a series of Rydex Series Funds                0.85%                 $   55.62

WEAKENING DOLLAR 2x STRATEGY FUND, A SERIES OF                      0.90%                 $    4.91
RYDEX VARIABLE TRUST

Rydex Weakening Dollar 2x Strategy Fund, a series of                0.90%                 $   63.15
Rydex Series Funds

The Investment Adviser did not reduce or waive its investment advisory fees for the period indicated, except as disclosed below.

(1) The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.
(2) The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.
(3) The Multi-Cap Core Equity Fund pays the Investment Adviser a fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Multi-Cap Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The Multi-Cap Core Equity Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each month. Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment is +/- 0.20%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Multi-Cap Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee.

                                      D-1-6

                                  APPENDIX D-2

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
            OBJECTIVES ADVISED OR SUB-ADVISED BY CLS INVESTMENTS, LLC

     Each of the tables below lists the names of other mutual funds advised or sub-advised by CLS Investments, LLC ("CLS") with similar investment objectives as the Sub-Advised Funds, and information concerning the Sub-Advised Funds' and such other funds'net assets and the rate of compensation for CLS for its services to the Sub-Advised Funds and such other funds.

                                                             ANNUAL
                                                          COMPENSATION
                                                          TO CLS (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT              PERCENTAGE OF
                                                          AVERAGE DAILY       NET ASSETS        FEES WAIVED
Name(s) of Other Fund(s) with Similar Objectives           NET ASSETS)      (IN MILLIONS)         BY CLS
-----------------------------------------------------------------------------------------------------------
AMERIGO FUND, A SERIES OF RYDEX VARIABLE TRUST                0.40%           $213.10**        $      0
Amerigo Fund, a series of AdvisorOne Funds*                   1.00%           $520.77***       $      0

BEROLINA FUND, A SERIES OF RYDEX VARIABLE TRUST               0.40%           $ 43.55**        $      0
Select Allocation Fund (formerly known as
Berolina Fund), a series of AdvisorOne Funds*                 1.00%           $120.36***       $190,957****

CLERMONT FUND, A SERIES OF RYDEX VARIABLE TRUST               0.40%           $ 66.81**        $      0
Clermont Fund, a series of AdvisorOne Funds*                  1.00%           $126.29***       $151,770****

-------------------
   *  CLS is the investment adviser to the fund.
  **  As of the fiscal year ending December 31, 2009.
 ***  As of the fiscal year ending April 30, 2009.
**** Reflects the amount of advisory fees waived by CLS for the fiscal year ending April 30, 2009. The advisory fee waiver agreement limits total operating expenses at least through August 30, 2010, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of underlying funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets.

                                      D-2-1

                                   APPENDIX E

            FORM OF SUB-ADVISORY AGREEMENT WITH CLS INVESTMENTS, LLC

                        INVESTMENT SUB-ADVISORY AGREEMENT

    AGREEMENT made this [ ] day of [ ], 2010, by and between PADCO Advisors II, Inc., d/b/a Rydex Investments, a Maryland corporation (the "Adviser"), and CLS Investment Firm, LLC, a Nebraska limited liability company (the "Sub-Adviser").

    WHEREAS, Rydex Variable Trust, a Delaware statutory trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [ ], 2010, as amended (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as the investment adviser to the separate series of the Trust set forth therein; and

    WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser as its agent to furnish sub-investment advisory services to the Adviser in connection with the management of the separate series of the Trust set forth on SCHEDULE A of this Investment Sub-Advisory Agreement (each a "Fund" and together, the "Funds"), and the Sub-Adviser is willing to render such sub-investment advisory services.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement (the "Sub-Advisory Agreement"). The Sub-Adviser hereby accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Sub-Adviser hereby acknowledges receipt of properly certified or authenticated copies of each of the following:

     (a) The Trust's Declaration of Trust and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     (b) The Trust's By-Laws and amendments thereto;

     (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

     (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the U.S. Securities and Exchange Commission (the "SEC") and all amendments thereto;

     (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to each Fund; and

     (f) The Trust's most recent prospectus and Statement of Additional Information for each Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. MANAGEMENT. Subject always to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will furnish, direct, and administer an investment program in respect of, and make investment and reinvestment decisions for, all assets of each Fund and place all orders for the purchase and sale of securities, all on behalf of each Fund. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to each Fund, and will monitor each Fund's investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, any policies or restrictions imposed by the Adviser and/or the Trust, and the stated investment objectives, policies and restrictions of each Fund as provided in each Fund's prospectus and statement of additional information, as amended from time to time. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. The Sub-Adviser shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

     The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

     (c) will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price consistent with its "best execution" obligation. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services (as those terms are defined in Section 28(e) of the Securities Act of 1934). In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, Rydex Distributors, Inc. or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or Rydex Distributors, Inc., except as may be permitted under the 1940 Act;

     (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of each Fund, including, without limitation, review of the general investment strategy of each Fund, the performance of each Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

     (e) will maintain books and records required to be maintained by Rule 31a-3 under the 1940 Act with respect to the Trust's securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request;

     (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder; and

     (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     4. PROXY VOTING; CORPORATE ACTIONS. The Sub-Adviser shall execute and deliver, or cause its nominee to execute and deliver, all proxy votes, notices of meetings and other notices affecting or relating to the securities of each Fund during the term of this Sub-Advisory Agreement. The Sub-Adviser shall maintain and preserve written proxy voting procedures, and shall provide a copy of such voting procedures, along with a record of its actual proxy votes relating to the securities of each Fund, to the Adviser or the Trust upon request. The Adviser and Sub-Adviser understand that the Funds may pursue their investment objectives by investing in other investment companies that are not affiliated "underlying funds" and specific proxy rules are applicable under the 1940 Act to this type of relationship. In particular, the Sub-Adviser will vote all proxies received from the underlying funds in the same proportion that all shares of the underlying funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. Beginning July 1, 2003, the Sub-Adviser shall maintain records regarding proxy voting on behalf of the Funds in order that the Funds may complete the annual Form N-PX filing.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for each Fund, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

     6. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Sub-Advisory Agreement.

     7. COMPENSATION. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee paid at the rate specified on Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily net asset value of the assets under the Sub-Adviser's management. This fee will be paid at least quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. The Sub-Adviser shall not be responsible for expenses and costs of a Fund's operations payable by a Fund or the Adviser.

     8. SERVICES TO OTHERS. The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser and fiduciary to other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that the Sub-Adviser furnishes adequate disclosure of such possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. For example, whenever a Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases the Sub-Adviser's procedures may adversely affect the size of the position that each Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Sub-Advisory Agreement will not devote their full time to such service and nothing contained in this Sub-Advisory Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     9. STANDARD OF CARE. Each of the Adviser and Sub-Adviser shall discharge its duties under this Sub-Advisory Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The parties recognize that the opinions, recommendations and actions of the Sub-Adviser will be based on advice and information deemed to be reliable but not guaranteed by or to the Sub-Adviser.

     10. INDEMNIFICATION. Each of the Adviser and Sub-Adviser agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care set forth in the first sentence of Paragraph 9 hereof, Notwithstanding the generality of the foregoing, the Adviser and Sub-Adviser each further agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising or as a result of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligation and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which each party may have against the other under any federal securities laws based on negligence and which cannot be modified in advance by contract.

     11. DURATION AND TERMINATION. This Sub-Advisory Agreement will become effective as of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of each Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for two years.

     Thereafter, if not terminated, this Sub-Advisory Agreement will continue in effect for each Fund for successive periods of 12 months, each ending on the day preceding the anniversary of the Sub-Advisory Agreement's effective date of each year, provided that such continuation is specifically approved at least annually
(a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of each Fund. Notwithstanding the foregoing, this Sub-Advisory Agreement may be terminated as to each Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Adviser or by the Sub-Adviser, This Sub-Advisory Agreement will immediately terminate in the event of its assignment. (As used in this Sub-Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms ascribed in the 1940 Act.)

     This Agreement will terminate automatically if the investment advisory agreement between the Trust and the Adviser is terminated.

     12. AMENDMENT OF THIS AGREEMENT. No provision of this Sub-Advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     13. MULTIPLE ORIGINALS. This Sub-Advisory Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

     14. CUSTODY. All securities and other assets of each Fund shall be maintained with a custodian designated by the Adviser. The Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

     15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the internal laws of the state of Delaware. The Sub-Adviser shall notify the Adviser of any changes in its officers and directors within a reasonable time.

     16. LIMITATION OF LIABILITY. The names "Rydex Variable Trust" and "Trustees of the Rydex Variable Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with each Fund must look solely to the assets of the Trust belonging to each Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                            PADCO ADVISORS II, INC.

                            By: ______________________________________
                                Name:  Richard M. Goldman
                                Title:    Chief Executive Officer

                            CLS INVESTMENT FIRM, LLC

                            By: ______________________________________
                                Name:
                                Title:

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                 DATED [ ], 2010
                                     BETWEEN
                             PADCO ADVISORS II, INC.
                                       AND
                            CLS INVESTMENT FIRM, LLC

     Pursuant to Section 7 of this Investment Sub-Advisory Agreement, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

            Amerigo Fund ................................     0.40%

            Clermont Fund ...............................     0.40%

            Berolina Fund ...............................     0.40%

     Should either of the aforementioned Funds not average $10,000,000 in assets over a quarter, the Sub-Adviser will not receive compensation for assets in that Fund for that specific quarter.

                                   APPENDIX F

              INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH CLS INVESTMENTS, LLC AND FEES PAID TO THE SUB-ADVISER

     CLS Investments, LLC (the "Sub-Adviser") currently serves as sub-adviser to the Amerigo Fund, the Berolina Fund, and the Clermont Fund, each a series of Rydex Variable Trust (collectively, the "CLS Funds"), pursuant to the investment sub-advisory agreement between PADCO Advisors II, Inc., the CLS Funds' investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

     (i)   the date of the Sub-Advisory Agreement;

     (ii) the date on which the CLS Funds' shareholders last approved the Funds' Sub-Advisory Agreement;

     (iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the CLS Funds; and

     (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the CLS Funds during the CLS Funds' fiscal year ended December 31, 2009.

                       DATE OF            DATE OF LAST                           SUB-ADVISORY
                     SUB-ADVISORY         SHAREHOLDER        SUB-ADVISORY        FEES PAID TO
FUND                  AGREEMENT            APPROVAL              FEES            SUB-ADVISER
---------------------------------------------------------------------------------------------
Amerigo Fund          1/18/2008            10/4/2007             0.40%             $804,797

Berolina Fund         1/18/2008            10/4/2007             0.40%             $170,762

Clermont Fund         1/18/2008            10/4/2007             0.40%             $213,446

                                   APPENDIX G

                               OUTSTANDING SHARES

      As of February 24, 2010, the total number of shares outstanding for each Fund is set forth in the table below:

                              RYDEX VARIABLE TRUST

FUND                                                                       SHARES OUTSTANDING
---------------------------------------------------------------------------------------------
All-Cap Opportunity Fund                                                      5,755,431.582

Alternative Strategies Allocation Fund                                          276,773.954

Amerigo Fund                                                                  6,821,797.989

Banking Fund                                                                    644,652.359

Basic Materials Fund                                                          1,053,545.479

Berolina Fund                                                                 1,969,101.025

Biotechnology Fund                                                             1,172,587.45

Clermont Fund                                                                 3,084,442.674

Commodities Strategy Fund                                                     1,460,455.483

Consumer Products Fund                                                          619,310.784

Dow 2x Strategy Fund                                                            197,973.081

Electronics Fund                                                              1,480,961.057

Energy Fund                                                                   1,348,587.467

Energy Services Fund                                                          1,424,568.509

All-Asset Aggressive Strategy Fund
(formerly, Essential Portfolio Aggressive Fund)                                 338,510.575

All-Asset Conservative Strategy Fund
(formerly, Essential Portfolio Conservative Fund)                               428,588.751

All-Asset Moderate Strategy Fund
(formerly, Essential Portfolio Moderate Fund)                                   736,633.777

Europe 1.25x Strategy Fund                                                      836,374.348

Financial Services Fund                                                         652,096.244

Government Long Bond 1.2x Strategy Fund                                       14,865,643.38

Health Care Fund                                                              1,130,108.685

Internet Fund                                                                   816,833.213

Inverse Dow 2x Strategy Fund                                                  1,026,393.318

Inverse Government Long Bond Strategy Fund                                    1,300,467.837

Inverse Mid-Cap Strategy Fund                                                   211,414.556

Inverse NASDAQ-100(R) Strategy Fund                                           1,295,036.153

Inverse Russell 2000(R) Strategy Fund                                           387,018.379

FUND                                                                       SHARES OUTSTANDING
---------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy Fund                                                  2,231,808.556

Japan 2x Strategy Fund                                                           356,174.769

Leisure Fund                                                                     158,436.579

Managed Futures Strategy Fund                                                  1,354,019.267

Mid-Cap 1.5x Strategy Fund                                                       998,842.719

Multi-Cap Core Equity Fund                                                       172,946.983

Multi-Hedge Strategies Fund                                                    1,343,400.826

NASDAQ-100(R) 2x Strategy Fund                                                 1,596,756.964

NASDAQ-100(R) Fund                                                             2,994,626.603

Nova Fund                                                                        770,253.402

Precious Metals Fund                                                           4,902,916.127

Real Estate Fund                                                               1,166,703.223

Retailing Fund                                                                   841,262.323

Russell 2000(R) 1.5x Strategy Fund                                                605,079.85

Russell 2000(R) 2x Strategy Fund                                                  27,056.602

S&P 500 2x Strategy Fund                                                         205,136.708

S&P 500 Pure Growth Fund                                                       1,084,933.552

S&P 500 Pure Value Fund                                                           508,412.51

S&P MidCap 400 Pure Growth Fund                                                1,068,950.393

S&P MidCap 400 Pure Value Fund                                                   547,803.523

S&P SmallCap 600 Pure Growth Fund                                                559,262.709

S&P SmallCap 600 Pure Value Fund                                                 218,889.622

Strengthening Dollar 2x Strategy Fund                                          2,397,260.814

Technology Fund                                                                  2,665,453.4

Telecommunications Fund                                                          453,843.717

Transportation Fund                                                               700,048.95

U.S. Government Money Market Fund                                             278,397,568.98

Utilities Fund                                                                   812,367.219

Weakening Dollar 2x Strategy Fund                                                 148,469.84

                                   APPENDIX H

                 BENEFICIAL OWNERS OF MORE THAN 5% OF EACH FUND

     As of February 24, 2010, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of each Fund's outstanding securities:

                              RYDEX VARIABLE TRUST

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
All-Cap Opportunity Fund      Nationwide Insurance Company            1,577,556.173            27%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        474,500.538             8%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co      1,292,955.731            22%
                              FBO Unbundled c/o Variable
                              Annuity Dept.
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co        473,170.075             8%
                              SBL Variflex 1 - Navisys
                              Topeka, KS 66636-0001

Alternative Strategies        National Integrity Life Insurance Co       16,913.408             6%
Allocation Fund               400 Broadway Street MS #24
                              Cincinnati, OH 45202-3341

                              Nationwide Insurance Company               92,804.679            34%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        139,463.292            50%
                              FBO Unbundled c/o Variable
                              Annuity Dept
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Integrity Life Insurance Co                19,024.394             7%
                              400 Broadway Street MS #24
                              Cincinnati, OH 45202-3341

Amerigo Fund                  Nationwide Insurance Company              34,7781.081             5%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co      2,699,955.769            40%
                              FBO Unbundled c/o Variable
                              Annuity Dept.
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co      3,316,928.383            49%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Banking Fund                  Nationwide Insurance Company              345,170.187            54%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        156,270.258            24%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          131,577.74            20%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Basic Materials Fund          Nationwide Insurance Company              490,450.647            47%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        422,208.441            40%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance         116,316.964            11%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Berolina Fund                 FSBL Variable                             108,592.967             6%
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Nationwide Insurance Company              246,801.947            13%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co      1,613,655.725            82%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Biotechnology Fund            FSBL Variable                              76,112.422             6%
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Nationwide Insurance Company              598,467.956            51%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Nationwide Insurance Company               95,350.213             8%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co            306,592            26%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          95,244.146             8%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Clermont Fund                 Nationwide Insurance Company              256,290.118             8%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co      1,463,462.937            47%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co      1,130,070.044            37%
                              FBO Unbundled c/o Variable
                              Annuity Dept.
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Commodities Strategy Fund     Nationwide Insurance Company            1,139,117.249            78%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        244,020.336            17%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Consumer Products Fund        FSBL Variable                             122,721.912            20%
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Nationwide Insurance Company              278,149.191            45%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        170,565.145            28%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          38,111.984             6%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Dow 2x Strategy Fund          FSBL Variable                              18,006.682             9%
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Nationwide Insurance Company               79,106.122            40%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         74,714.879            38%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          23,102.244            12%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Electronics Fund              Nationwide Insurance Company            1,004,340.432            68%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        371,766.549            25%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          85,360.907             6%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Energy Fund                   Nationwide Insurance Company              535,703.259            40%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Transamerica Life Insurance               124,070.378             9%
                              Company
                              4333 Edgewood Road Northeast
                              Cedar Rapids, IA 52499

                              Security Benefit Life Insurance Co         449,952.09            33%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance         188,031.291            14%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Energy Services Fund          Nationwide Insurance Company              707,376.378            50%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        436,937.406            31%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance         247,924.306            17%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

All-Asset Aggressive          FSBL Variable                               26,344.16             8%
Strategy Fund (formerly,      One Security Benefit Place
Essential Portfolio           Topeka, KS 66636-0001
Aggressive Fund)
                              Security Benefit Life Insurance Co         84,498.484            25%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co        209,729.792            62%
                              FBO Unbundled c/o Variable
                              Annuity Dept
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
All-Asset Conservative        Security Benefit Life Insurance Co         45,384.983            11%
Strategy Fund (formerly,      FBO Advance Designs
Essential Portfolio           One Security Benefit Place
Conservative Fund)            Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co        253,749.717            59%
                              FBO Unbundled c/o Variable
                              Annuity Dept
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co        108,945.161            25%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

All-Asset Moderate Strategy   Security Benefit Life Insurance Co        280,461.775            38%
Fund (formerly, Essential     SBL Variable
Portfolio Moderate Fund)      One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co         405,488.98            55%
                              FBO Unbundled c/o Variable
                              Annuity Dept
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Europe 1.25x Strategy Fund    Nationwide Insurance Company              271,581.282            32%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        494,409.941            59%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Financial Services Fund       Nationwide Insurance Company               493,104.88            76%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co          126,484.1            19%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Government Long Bond 1.2x     Nationwide Insurance Company             7,435,117.84            50%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Midland National Life Insurance Co      1,920,039.846            13%
                              4601 Westown Pkwy Suite 300
                              West Des Moines, IA 50266-1071

                              Security Benefit Life Insurance Co      1,851,219.367            12%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance       2,754,524.236            19%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Health Care Fund              FSBL Variable Account A                    94,252.202             8%
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Nationwide Insurance Company              720,452.422            64%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        213,122.785            19%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          68,639.474             6%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Internet Fund                 Nationwide Insurance Company              480,053.623            59%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        294,445.045            36%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Inverse Dow 2x                Nationwide Insurance Company              561,134.759            55%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         362,669.75            35%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          92,335.381             9%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Inverse Government Long        Phoenix Home Life Variable                93,322.617             7%
Bond Strategy Fund            Insurance Company
                              31 Tech Valley Dr
                              East Greenbush, NY 12061

                              Nationwide Insurance Company              689,632.011            53%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Ameritas Life Insurance Company            71,324.086             5%
                              P.O. Box 81889
                              Lincoln, NE 68501

                              Security Benefit Life Insurance Co        288,927.805            22%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance         103,390.733             8%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Inverse Mid-Cap               Nationwide Insurance Company               39,716.717            19%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Nationwide Insurance Company               102,536.66            49%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         63,689.647            30%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Inverse NASDAQ-100(R)         Nationwide Insurance Company              168,089.083            13%
Strategy Fund                 P.O. Box 182029

                              Columbus, OH 43218-2029
                              Nationwide Insurance Company              786,567.887            61%
                              P.O. Box 182029

                              Columbus, OH 43218-2029
                              Security Benefit Life Insurance Co        274,870.276            21%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Inverse Russell 2000(R)       Nationwide Insurance Company              244,464.867            63%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        102,447.312            26%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          30,224.896             8%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Inverse S&P 500               Nationwide Insurance Company            1,936,707.677            87%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         155,181.09             7%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Japan 2x Strategy Fund        Nationwide Insurance Company              122,469.057            34%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        173,292.109            49%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          41,917.361            12%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Leisure Fund                  Nationwide Insurance Company              125,636.825            79%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         21,666.325            14%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Managed Futures               National Integrity Life Insurance Co      111,663.024             8%
Strategy Fund                 400 Broadway Street
                              Cincinnati, OH 45202-3341

                              Rydex Var Alternative Strategies           83,207.444             6%
                              Allocation Fund
                              9601 Blackwell Rd, Ste 500
                              Rockville, MD 20850

                              Nationwide Insurance Company              744,604.148            55%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        201,886.263            15%
                              FBO Unbundled c/o Variable
                              Annuity Dept
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          80,160.676             6%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Mid-Cap 1.5x Strategy Fund    Nationwide Insurance Company              586,200.528            59%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        308,210.296            31%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          66,084.312             7%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Multi-Cap Core Equity Fund    Nationwide Insurance Company              148,088.226            86%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         15,908.478             9%
                              FBO Unbundled c/o Variable
                              Annuity Dept
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Multi-Hedge Strategies        Nationwide Insurance Company              685,679.651            51%
Fund                          P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        114,528.359             9%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co        249,003.653            19%
                              FBO Unbundled c/o Variable
                              Annuity Dept
                              One Security Benefit Place
                              Topeka, KS 66636-0001

NASDAQ-100(R) 2x              Nationwide Insurance Company              338,545.388            21%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        926,150.161            58%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance         288,943.348            18%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

NASDAQ-100(R) Fund            American Skandia Life Assurance Co        687,100.932            23%
                              P.O. Box 883
                              Shelton, CT 06484-0883

                              Nationwide Insurance Company               517,845.35            17%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        493,575.894            16%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              GE Life And Annuity Insurance Co          374,175.667            12%
                              6610 West Broad Street
                              Richmond, VA 23230

                              Jefferson National Life Insurance         423,363.012            14%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Nova Fund                     Nationwide Insurance Company              272,360.586            35%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        336,643.126            44%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          65,763.271             9%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Precious Metals Fund          Nationwide Insurance Company            2,217,610.139            45%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Ameritas Life Insurance Company           410,022.364             8%
                              P.O. Box 81889
                              Lincoln, NE 68501

                              Security Benefit Life Insurance Co      1,450,116.329            30%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance         584,252.771            12%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Real Estate Fund              Nationwide Insurance Company              783,597.562            67%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        236,625.056            20%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          87,837.471             8%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Retailing Fund                FSBL Variable                             207,445.876            25%
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Nationwide Insurance Company              441,297.189            52%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         98,773.047            12%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Sage Life Assurance Company                51,792.534             6%
                              969 High Ridge Rd Ste 200
                              Stamford, CT 06905

Russell 2000(R) 1.5x          Nationwide Insurance Company              313,486.003            52%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Nationwide Insurance Company               64,611.833            11%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         148,125.76            24%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          35,485.707             6%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Russell 2000(R) 2x            Security Benefit Life Insurance Co         21,012.319            78%
Strategy Fund                 SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance           5,945.362            22%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

S&P 500 2x Strategy Fund      Nationwide Insurance Company,              16,530.535             8%
                              Account 1
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Nationwide Insurance Company,                78,731.8            38%
                              Account 2
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         81,773.227            40%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          27,116.175            13%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

S&P 500 Pure Growth Fund      Nationwide Insurance Company              458,675.814            42%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        514,523.109            47%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          82,027.539             8%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

S&P 500 Pure Value Fund       FSBL Variable                              28,779.827             6%
                              One Security Benefit Place
                              Topeka, KS 66636-000

                              Nationwide Insurance Company              288,451.063            57%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        139,719.848            27%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          45,810.937             9%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
S&P MidCap 400 Pure           Nationwide Insurance Company              604,266.331            57%
Growth Fund                   P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        367,411.305            34%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          60,718.301             6%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

S&P MidCap 400 Pure           FSBL Variable                              72,945.596            13%
Value Fund                    One Security Benefit Place
                              Topeka, KS 66636-0001

                              Nationwide Insurance Company              260,437.062            48%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        140,346.896            26%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance           61,852.62            11%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

S&P SmallCap 600 Pure         Nationwide Insurance Company              169,912.206            30%
Growth Fund                   P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        224,482.976            40%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          149,145.83            27%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

S&P SmallCap 600              Nationwide Insurance Company               83,743.088            38%
Pure Value Fund               P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co         84,494.348            39%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          41,638.277            19%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Strengthening Dollar 2x       Nationwide Insurance Company            1,024,355.336            43%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        945,192.246            39%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance         386,138.404            16%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Technology Fund               Nationwide Insurance Company            1,351,276.718            51%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co      1,155,429.441            43%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

Telecommunications Fund       Nationwide Insurance Company              131,850.142            29%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        237,629.022            52%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance          71,138.562            16%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Transportation Fund           Nationwide Insurance Company              422,831.176            60%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        209,524.122            30%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

U.S. Government Money         FSBL Variable                           26,151,663.31             9%
Market Fund                   One Security Benefit Place
                              Topeka, KS 66636-0001

                              Security Benefit Life Insurance Co     185,683,437.62            67%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance       64,918,178.47            23%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

                                  NAME AND ADDRESS                  AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                     OWNED             THE FUND
-------------------------------------------------------------------------------------------------------
Utilities Fund                Nationwide Insurance Company              424,557.871            52%
                              P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co        270,288.784            33%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

                              Jefferson National Life Insurance         104,072.831            13%
                              Company
                              9920 Corporate Campus Suite 1000
                              Louisville, IN 40223

Weakening Dollar 2x           Nationwide Insurance Company               87,510.572            59%
Strategy Fund                 P.O. Box 182029
                              Columbus, OH 43218-2029

                              Security Benefit Life Insurance Co          52,170.15            35%
                              SBL Variable
                              One Security Benefit Place
                              Topeka, KS 66636-0001

_______________
* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a "control person" (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted for shareholder consideration.

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

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

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

                       This page intentionally left blank.

                              [FORM OF PROXY CARD]

                                 PROXY CARD FOR
                             [FUND NAME PRINTS HERE]
          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS - APRIL 23, 2010

The undersigned hereby appoint(s) Joanna Haigney, Amy J. Lee and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/RYDEXSGI4.PDF.

--------------------------------------------------------------------------------

          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-877-864-5058 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE: To cast your vote via a touch-tone voting line, call toll-free 1-877-864-5058 and enter the control number found on the reverse side of this proxy card.

INTERNET:  To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Shareholder sign here   Date                Joint owner sign here    Date

   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

IF YOU RECEIVED MORE THAN ONE BALLOT BECAUSE YOU HAVE MULTIPLE INVESTMENTS IN THE FUNDS, PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS!

Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

--------------------------------------------------------------------------------

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: []

1. To approve a new investment advisory agreement between the Fund and PADCO Advisors II, Inc.

             FOR                  AGAINST               ABSTAIN
             [ ]                    [ ]                   [ ]

2. To approve a new investment sub-advisory agreement between PADCO Advisors II, Inc. and CLS Investments, LLC for Amerigo Fund, Berolina Fund and Clermont Fund.

             FOR                  AGAINST               ABSTAIN
             [ ]                    [ ]                   [ ]

3.  To approve a new fundamental investment policy on borrowing money.

             FOR                  AGAINST               ABSTAIN
             [ ]                    [ ]                   [ ]

                              THANK YOU FOR VOTING